UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐ Definitive Proxy Statement

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ACACIA RESEARCH CORPORATION

(Name of Registrant as Specified In Its Charter)

_____________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY STATEMENT – SUBJECT TO COMPLETION

April [     ], 2022

Dear Stockholders,

We are very pleased to invite you to the virtual 2022 Annual Meeting of Stockholders of Acacia Research Corporation, which will be held on [ ], [ ], 2022, at [ ]:00 [ ].m., Eastern Time. The Annual Meeting will be held virtually via live internet webcast at www.virtualshareholdermeeting.com/ACTG2022.

Our Board of Directors is committed to the highest standards of corporate governance. The first responsibility of directors is to represent stockholders, and our Board of Directors is fully committed to the highest level of accountability.

As a representative of your Board of Directors, it is my pleasure to work closely with the other members of the Board who are similarly committed to our stockholders and providing effective oversight and guidance to management. We deeply value your support.

Very truly yours,

Clifford Press
Chief Executive Officer & President

The attached Proxy Statement is dated April [   ], 2022 and is first being mailed on or about April [  ], 2022.

If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

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ACACIA RESEARCH CORPORATION

767 THIRD AVENUE, 6th Floor

NEW YORK, NY 10017

NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [_______], 2022

TO OUR STOCKHOLDERS:

NOTICE IS HEREBY GIVEN that the virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Acacia Research Corporation (the “Company”) will be held on [             ], [     ], 2022, at [ ]:00 [ ].m., Eastern Time, via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ACTG2022.

To access the virtual Annual Meeting, you will need a 16-digit control number. The control number is provided on your proxy card or through your broker or other nominee if you hold your shares in “street name.”

Stockholders will be able to attend, vote and submit questions virtually during the Annual Meeting.

We are holding the Annual Meeting for the following purposes, as more fully described in the Proxy Statement accompanying this Notice of Annual Meeting:

1.	To elect five directors to serve on our Board of Directors until the 2023 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;
2.	To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
3.	To approve, on a non-binding, advisory basis, the compensation of our named executive officers;
4.	To approve an amendment to the 2016 Acacia Research Corporation Stock Incentive Plan, as amended (the “2016 Plan”), to increase the number of shares of common stock authorized to be issued pursuant to the 2016 Plan from 5,125,390 to [●];
5.	To amend and restate our Certificate of Incorporation to permit stockholders to act by written consent; and
6.	To transact such other business as may properly come before the Annual Meeting or at any postponement or adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [          ], 2022: The Proxy Statement, enclosed proxy card and Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at http://proxymaterial.acaciaresearch.com.

Our Board of Directors has established [ ] [ ], 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the virtual Annual Meeting and at any postponement or adjournment thereof. Only stockholders of record at the close of business on the Record Date are entitled to receive notice of and to vote at the virtual Annual Meeting and any adjournment or postponement thereof.

Your vote is very important. Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Therefore, I urge you to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope, even if you plan to attend the virtual Annual Meeting. Returning your completed proxy will ensure your representation at the virtual Annual Meeting. If you decide to attend the virtual Annual Meeting and wish to change your proxy vote, you may do so automatically by voting at the virtual Annual Meeting if your shares are held directly in your name as the stockholder of record.

By Order of the Board of Directors Sincerely,

Clifford Press
Chief Executive Officer & President

New York, New York

April [       ], 2022

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If you have any questions or require any assistance with respect to voting your shares, please contact our proxy solicitor at the contact listed below:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

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ACACIA RESEARCH CORPORATION

767 Third Avenue, 6th Floor

New York, New York 10017

PROXY STATEMENT

FOR THE VIRTUAL ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [                  ], 2022

General

This enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Acacia Research Corporation (referred to herein as “we,” “us,” “our,” “Acacia” and the “Company”) for use at our virtual 2022 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on [          ], [    ], 2022 at [   ]:00 [  ].m., Eastern Time, and at any adjournment or postponement thereof. The Annual Meeting will be held via a live webcast, which can be accessed on the Internet by visiting www.virtualshareholdermeeting.com/ACTG2022, where you will be able to attend the Annual Meeting, submit questions and vote your shares electronically.

Please refer to the section of this Proxy Statement entitled “Questions and Answers Regarding the Annual Meeting” for additional information regarding how to attend the virtual Annual Meeting and vote your shares.

Only stockholders of record at the close of business on [ ] [ ], 2022 (the “Record Date”) are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. These proxy solicitation materials and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (the “Annual Report on Form 10-K"), including audited financial statements, were mailed on or about April [ ], 2022 to all stockholders entitled to receive notice of and vote at the Annual Meeting. In addition, these proxy solicitation materials and our Annual Report on Form 10-K, are available at http://proxymaterial.acaciaresearch.com.

Meet Our Board

Qualifications of Our Board

Our Board is comprised of actively engaged individuals with diverse skills, experiences and backgrounds that contribute to the effective oversight of our Company. The Board believes these varied qualifications help to inform and better oversee decisions regarding the Company’s long-term strategic growth.

The presentation below is a high-level summary of our Board’s skills. For further information about each director, please see the section of this Proxy Statement entitled “Proposal No. 1: Election of Directors” below.

Transactional, Intellectual Property and Financial Expertise Breadth and depth of experience in the Company’s business
Diverse Characteristics Gender Diversity, International Background
Executive Experience Executive experience, including serving as senior executive within a complex organization
Financial Reporting Experience overseeing the presentation of financial results as well as internal controls
Marketing & Media Experience overseeing internal and external communications and engagement with stakeholders

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Public Company Experience Experience as a board member of other publicly traded companies
Risk Management Experience overseeing complex risk management matters
Strategic Planning Experience driving the strategic direction and growth of an organization

Committee Structure

	Audit Committee	Compensation Committee	Nominating, Governance and Sustainability Committee	Strategic Committee
Maureen O’Connell (Independent)
Clifford Press (Chief Executive Officer)
Katharine Wolanyk (Independent)
Isaac T. Kohlberg (Independent)
Jonathan Sagal (Independent)

Committee Chair	Committee Member

Leadership Structure

Our Board believes it is in our Company’s best interests that the positions of Chairman and Chief Executive Officer are separate, with Ms. O’Connell serving as our Chairman and Mr. Press serving as our Chief Executive Officer. Our Board believes separating these roles promotes effective leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

Our Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. For more details regarding our leadership structure, please see the section of this Proxy Statement entitled “Proposal No. 1: Election of Directors – Board Leadership Structure” below.

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Questions and Answers Regarding the Annual Meeting

The following are some commonly asked questions raised by our stockholders and answers to each of those questions.

Q:	When and where will the Annual Meeting be held?

A:	You are invited to attend the Annual Meeting on [ ], 2022, at [ ]:00 [ ].m., Eastern Time. The Annual Meeting will be conducted entirely online via a live webcast. Our stockholders may participate in the Annual Meeting by visiting the following website: www.virtualshareholdermeeting.com/ACTG2022. You will need a 16-digit control number to attend and participate in the live webcast of the Annual Meeting. Please refer to the questions titled “How can I vote my shares at the Annual Meeting?” and “How can I vote my shares without attending the Annual Meeting?” for information on obtaining your 16-digit control number.

Q:	What are the proposals at the Annual Meeting?

A:	Stockholders will consider and vote by Internet, mail, telephone, or virtually at the Annual Meeting, upon the following matters:

•	Proposal No. 1: To elect five directors to serve on our Board until the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) or until their respective successors are duly elected and qualified;

•	Proposal No. 2: To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022; and

•	Proposal No. 3: To approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement;

•	Proposal No. 4: To approve an amendment to the 2016 Acacia Research Corporation Stock Incentive Plan, as amended (the “2016 Plan”), to increase the number of shares of common stock authorized to be issued pursuant to the 2016 Plan from 5,125,390 to [●] (the “Authorized Share Issuance Increase”).

•	Proposal No. 5: To approve an amendment and restatement of our Certificate of Incorporation to permit stockholders to act by written consent.

Stockholders may also be asked to consider and vote upon such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Q:	How does the Board of Directors recommend that I vote on the proposals?

A:	The Board recommends that our stockholders vote “FOR” each of the proposals in this proxy by using the enclosed proxy card.

Q:	What is the difference between holding shares as a Stockholder of Record and as a Beneficial Owner, and how does this affect my options for voting my shares at the Annual Meeting?

A:	Most of our stockholders hold their shares beneficially in “street name” through a broker, bank, or other nominee (“Beneficial Owner”) rather than directly in their own name (“Stockholder of Record”). There are some distinctions between shares held of record and shares owned beneficially, specifically:

Stockholder of Record: If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A, you are considered the Stockholder of Record with respect to those shares, and these proxy materials are being sent directly to you.

As a Stockholder of Record, you have the right to vote by proxy or to vote electronically via live webcast at the Annual Meeting. To vote by proxy, we have enclosed a proxy card for you to use, or you may vote by Internet or by telephone, as described in further detail below. Even if you plan to attend the virtual Annual Meeting, we recommend that you vote by proxy in advance as described below so that your vote will be counted if you later decide not to attend the virtual Annual Meeting.

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Beneficial Owner: If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered the Beneficial Owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, bank, or other nominee, which is considered the Stockholder of Record with respect to those shares.

As a Beneficial Owner, you have the right to direct your broker, bank, or other nominee on how to vote the shares in your account, and you are also invited to attend the virtual Annual Meeting. However, because you are not the Stockholder of Record, you may not vote these shares at the virtual Annual Meeting unless you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee. Please refer to the voting instructions provided to you by your broker, bank, or other nominee for instructions on the voting methods they offer.

Q:	How can I vote my shares at the Annual Meeting?

A:	Shares held directly in your name as the Stockholder of Record may be voted by Internet, mail, telephone, or at the Annual Meeting virtually by live webcast. To vote at the Annual Meeting virtually by live webcast you must visit the following website: www.virtualshareholdermeeting.com/ACTG2022. You will need the 16-digit control number included on your proxy card. However, even if you plan to attend the Annual Meeting virtually, we recommend that you submit a proxy with respect to the voting of your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you are the Beneficial Owner of your shares, you may vote your shares at the virtual Annual Meeting only if you request and obtain a valid “legal proxy” or obtain a 16-digit control number from your broker, bank, or other nominee.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether or not you plan to attend the virtual Annual Meeting, it is important that your shares be represented and voted at the virtual Annual Meeting. Whether you are a Stockholder of Record or a Beneficial Owner, you may vote by proxy or submit a voting instruction form without attending the Annual Meeting.

Stockholder of Record: If you are a Stockholder of Record, you may vote by proxy using the options below.

To vote by Internet, you will need the 16-digit control number included on the enclosed proxy card. Internet voting is available 24 hours a day and will be accessible until 11:59 [ ].m. Eastern Time on [ ], 2022 by visiting www.proxyvote.com and following the instructions.

To vote by telephone, you will need the 16-digit control number included on the enclosed proxy card. Telephone voting is available 24 hours a day and will be accessible until 11:59 [ ].m. Eastern Time on [ ], 2022 by calling 1 (800) 690-6903 and following the instructions.

To vote by mail, complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. In order to be effective, completed proxy cards must be received by 11:59 [ ].m. Eastern Time on [ ], 2022.

Beneficial Owner. If you are a Beneficial Owner, please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form.

Q:	How can I submit a question at the Annual Meeting?

A:	This year’s stockholders’ question and answer session will include questions submitted live during the virtual Annual Meeting. An online pre-meeting forum will be available to our stockholders at www.proxyvote.com prior to the date of the Annual Meeting. By accessing this online forum, our stockholders will be able to vote, view the Annual Meeting procedures, and obtain copies of proxy materials and our Annual Report on Form 10-K.

As part of the virtual Annual Meeting, we will hold a live question and answer session during which we intend to answer questions submitted during the meeting in accordance with the Annual Meeting procedures which are pertinent to the Company and the meeting matters, as time permits. Questions may be submitted during the virtual Annual Meeting through www.virtualshareholdermeeting.com/ACTG2022. Questions and answers will be grouped by topic and substantially similar questions will be grouped together and answered once.

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Q:	What if I need technical assistance?

A:	We encourage you to access the Annual Meeting before it begins. Online check-in will start shortly before the meeting on [ ], 2022. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page.

Q:	Can I change my vote or revoke my proxy?

A:	Stockholder of Record: If you are the Stockholder of Record, you may revoke your proxy in any one of four ways:

•	You may vote again by Internet or by telephone at a later time (prior to the deadline for Internet or telephone voting);

•	You may submit a properly completed proxy card with a later date (prior to the deadline to vote by mail);

•	You may send a written notice that you are revoking your proxy to Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, New York 10017, Attention: Secretary; or

•	You may attend the virtual Annual Meeting and vote electronically via live webcast. However, attending the virtual Annual Meeting will not, by itself, revoke your proxy or change your vote.

Beneficial Owner: If you are a Beneficial Owner, you may revoke your proxy by following the voting instructions provided to you by your broker, bank or other nominee.

If you have any questions or need assistance voting your shares, please call Saratoga Proxy Consulting LLC at (212) 257-1311 or toll free at (888) 368-0379.

Q:	Who will count the votes?

A:	A representative of Broadridge Financial Solutions, Inc. will count the votes and act as the inspector of election.

Q:	What does it mean if I get more than one proxy card or voting instruction form?

Stockholder of Record: If you are a Stockholder of Record with shares registered under different names, you will receive more than one set of proxy materials and more than one proxy card. Please complete, sign, date and promptly return each proxy card in the enclosed postage-paid envelope provided or vote by Internet or by telephone using the 16-digit control number on each enclosed proxy card to ensure that all of your shares are voted. If you would like all of your shares to be registered in the same name and under the same address, please contact our transfer agent, Computershare Trust Company, N.A. at (800) 962-4284.

Beneficial Owner: If you are a Beneficial Owner with shares held in more than one account, you will receive more than one voting instruction form from your broker, bank or other nominee. Please refer to the voting instructions provided to you by your broker, bank or other nominee for details on how to submit a voting instruction form for each account in which your shares are held. If you would like all of your shares to be held in the same account and under the same address, please contact your broker, bank or other nominee.

Q:	Who is entitled to vote at the Annual Meeting?

A:	Only Stockholders of Record and Beneficial Owners as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

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Q:	How many shares am I entitled to vote?

A:	As a Stockholder of Record or a Beneficial Owner, you may vote all of the shares owned by you as of the close of business on the Record Date.

Q:	How many votes may be cast?

A:	Each outstanding share of our common stock as of the Record Date will be entitled to one vote on all matters brought before the Annual Meeting. Each outstanding share of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) will be entitled to the number of votes equal to the number of whole shares of common stock into which such holder’s shares of Series A Preferred Stock could be converted on the Record Date. As of the Record Date, [ ] shares of our common stock were issued and outstanding and eligible to vote at the Annual Meeting, and 350,000 shares of our Series A Preferred Stock were issued and outstanding and entitled to [ ] votes at the Annual Meeting, which number is equal to the number of whole shares of common stock into which shares of Series A Preferred Stock could be converted on the Record Date without regard to any limitations on conversion. Holders of Series A Preferred Stock are entitled to vote with the holders of our common stock as a single class on all matters submitted to a vote of the holders of common stock.

Q:	What constitutes a “quorum” at the Annual Meeting?

A:	The presence at the Annual Meeting, virtually (even if not voting) or by proxy, of the holders of a majority in voting power of the shares of our capital stock issued and outstanding as of the close of business on the Record Date will constitute a “quorum.” Abstentions and broker non-votes are each included for the purpose of determining whether a quorum is present.

Q:	What vote is required to approve each Proposal?

A:	The approval of Proposal No. 1: To elect five directors to serve on our Board until the 2023 Annual Meeting or until their respective successors are duly elected and qualified, an uncontested election of directors, requires that each nominee for director must be elected by the affirmative vote of the majority of the votes cast with respect to such director by the shares of our capital stock present virtually or represented by proxy and entitled to vote on this proposal at the Annual Meeting. A “majority of votes cast” means that the number of votes “FOR” a director nominee must exceed the number of votes “AGAINST” that director nominee.

The approval of each of the following proposals require the affirmative vote of a majority of the outstanding shares of our capital stock present virtually or by proxy at the Annual Meeting and entitled to vote on these proposals at the Annual Meeting.

Proposal No. 2: To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

Proposal No. 3: To approve, on a non-binding, advisory basis, of the compensation of our named executive officers; and

Proposal No. 4: To approve an Amendment to the 2016 Plan to increase the number of shares authorized to be issued pursuant to the 2016 Plan from 5,125,390 to [●]; and

The approval of Proposal No. 5: To approve the amendment and restatement of our Certificate of Incorporation to permit stockholders to act by written consent requires the affirmative vote of a majority of all of the outstanding shares of our capital stock represented by proxy and entitled to vote at the Annual Meeting.

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Q:	What is the effect of an abstention on What is the effect of an abstention on a particular proposal?

A:	Shares held by persons attending the virtual Annual Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present at the virtual Annual Meeting for purposes of determining the presence of a quorum but will “abstain” from voting on such proposal.

Proposal No. 1: To elect five directors to Board until the 2023 Annual Meeting~~.~~ or until their respective successors are duly elected and qualified. Abstentions are not counted as votes “FOR” or “AGAINST” a director nominee and will have no effect on this proposal.

For each of the following proposals, abstentions will have the same effect as a vote “AGAINST” such proposal:

Proposal No. 2: To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

Proposal No. 3: To approve, on a non-binding, advisory basis, of the compensation of our named executive officers;

Proposal No. 4: To approve an Amendment to the 2016 Plan to increase the number of shares authorized to be issued pursuant to the 2016 Plan from 5,125,390 to [●]; and

Proposal No. 5: To approve the amendment and restatement of our Certificate of Incorporation to permit stockholders to act by written consent.

Q:	What is the effect of a broker non-vote on a particular proposal?

A:	A broker non-vote occurs when a bank, broker or other nominee holding shares for a Beneficial Owner has not received instructions from the Beneficial Owner regarding the voting of the shares and does not have discretionary authority to vote the shares for certain non-routine matters. Shares represented by proxies that reflect a broker non-vote will be counted for purposes of determining the presence of a quorum but will not be voted on non-routine matters.

Proposal No. 1: To elect five directors to serve on our Board until the 2023 Annual Meeting or until their respective successors are duly elected and qualified: This proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote without instructions on this matter. As a result, there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

Proposal No. 2: To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022: This proposal is considered a routine matter on which a bank, broker or other nominee may generally vote without instructions on this matter. Thus, we do not expect any broker non-votes in connection with this proposal.

Proposal No. 3: To approve, on a non-binding, advisory basis, of the compensation of our named executive officers: This proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal:

Proposal No. 4: To approve an Amendment to the 2016 Plan to increase the number of shares authorized to be issued pursuant to the 2016 Plan from 5,125,390 to [●]: This proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal.

Proposal No. 5: To approve the amendment and restatement of our Certificate of Incorporation to permit stockholders to act by written consent: This proposal is considered a non-routine matter. As a result, a bank, broker or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have the same effect as a vote “AGAINST” this proposal.

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Q:	How will voting on any other matters be conducted?

A:	Although we do not know of any matters to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other matters are properly presented at the Annual Meeting, your properly submitted proxy gives authority to the proxy holders, Clifford Press and Jason Soncini, to vote on such matters at their discretion.

Q:	Who are the largest principal stockholders?

A:	For information regarding holders of more than 5% of the outstanding shares of our common stock or Series A Preferred Stock, see the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 39 of this Proxy Statement.

Q:	Who will bear the cost of this solicitation?

A:	We will bear the entire cost of this solicitation. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in sending proxies and proxy solicitation materials to our stockholders. Proxies may also be solicited in person, by telephone, or by facsimile by our directors, officers and certain of our regular employees, without additional compensation. We have retained Saratoga Proxy Consulting, LLC, a proxy solicitation firm, to perform various solicitation services. We will pay Saratoga Proxy Consulting, LLC a fee of $10,000 plus phone and other related expenses, in connection with their solicitation services.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K (“Form 8-K”) that we expect to file with the Securities and Exchange Commission (the “SEC”) within four business days of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to disclose preliminary voting results and, within four business days after the final results are known, we will file an additional Form 8-K with the SEC to disclose the final voting results.

Q:	Who can answer my questions?

A:	Your vote at this year's Annual Meeting is important, no matter how many or how few shares you own. Please complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope promptly or vote by Internet or telephone as set forth above. If you have any questions, require assistance in submitting a proxy for your shares, or would like to request a copy of the proxy materials, please call Saratoga Proxy Consulting, LLC, the proxy solicitation firm assisting us in the solicitation of proxies:

Saratoga Proxy Consulting LLC

520 8th Avenue, 14th Floor

New York, NY 10018

(212) 257-1311

Stockholders Call Toll Free at: (888) 368-0379

Banks & Brokers may call: (212) 257-1311

Email: info@saratogaproxy.com

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “may,” “will,” “could,” “anticipate,” “expect,” “intend,” “believe,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements include the assumptions underlying or relating to such statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, results of operations and financial condition.

The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors described in the section entitled “Risk Factors” in our Annual Report, as well as in other filings we make with the SEC from time to time. We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could materially differ from those expressed or implied in the forward-looking statements. The forward-looking statements made in this Proxy Statement relate only to events as of the date of this Proxy Statement. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1:

TO ELECT FIVE DIRECTORS TO SERVE ON OUR BOARD OF DIRECTORS UNTIL THE 2023 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFIED

General

Our Bylaws provide that the number of directors shall be set by the Board, but in any case, shall not be less than five and not more than nine. The Board has set the current number of directors at five. We currently have five members of our Board and no vacancies. At each Annual Meeting of Stockholders, the successors of each of our directors are elected to hold office for a term expiring at the next Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.

The Board, on the recommendation of our Nominating, Governance and Sustainability Committee, has nominated Maureen O'Connell, Katharine Wolanyk, Isaac T. Kohlberg, Jonathan Sagal and Clifford Press for reelection at the Annual Meeting to serve as directors for a term of office expiring at our 2023 Annual Meeting.

Mses. O'Connell and Wolanyk and Messrs. Kohlberg, Sagal and Press have agreed to serve on the Board if elected, and management has no reason to believe that any of them will be unavailable for service. If any of them are unable or decline to serve as directors at the time of the Annual Meeting, the proxies will be voted for such other nominees as may be designated by the present Board.

Majority Vote Standard

Our Bylaws require that each director be elected by the affirmative vote of a majority of the votes cast with respect to such director in uncontested elections such as this one, such that a director may be elected if the number of shares cast “FOR” that nominee's election exceeds the number of votes cast “AGAINST” that nominee). In a contested election, the standard for election of directors is the affirmative vote of a plurality of the votes cast. A contested election is one in which the Board has determined that the number of nominees exceeds the number of directors to be elected at the meeting.

In accordance with our Bylaws, a nominee who does not receive the affirmative vote of a majority of the votes cast shall tender a written offer to resign to the Board within five business days of the certification of the stockholder vote. The Nominating, Governance and Sustainability Committee shall promptly consider the resignation offer and recommend to the full Board whether to accept the resignation. The Board will act on the Nominating, Governance and Sustainability Committee's recommendation within 90 calendar days following certification of the stockholder vote. Thereafter, the Board will promptly disclose its decision whether to accept the director's resignation offer and the reasons for rejecting the resignation offer, if applicable, in a Current Report on Form 8-K to be filed with the SEC within four business days of the Board's determination. Any director who tenders his or her resignation pursuant to Section 2.13.2 of our Bylaws shall not participate in the Nominating, Governance and Sustainability Committee recommendation or Board action regarding whether to accept the resignation offer.

Required Vote

If a quorum is present and voting, each nominee for director for whom the number of shares cast “FOR” such nominee's election exceeds the number of votes cast “AGAINST” that nominee will be elected to the Board. This proposal is considered a non-routine matter. As a result, a bank, broker, or other nominee may not vote without instructions on this matter. As a result, there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal. Abstentions will have no effect on this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” EACH OF THE FIVE DIRECTOR NOMINEES NAMED HEREIN.

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Nominees for Director

The following table sets forth information as to the persons recommended by our Nominating, Governance and Sustainability Committee, and nominated by our Board, to be re-elected as directors.

Name	Age	Director Since	Positions with the Company
Maureen O'Connell*+#	60	2019	Chairman, Director
Clifford Press	68	2018	CEO, President, Director
Katharine Wolanyk*+^	58	2019	Director
Isaac T. Kohlberg*+^#	70	2019	Director
Jonathan Sagal^#	40	2019	Director

____________________

* Member of the Audit Committee

+ Member of the Compensation Committee

^ Member of the Nominating, Governance and Sustainability Committee

# Member of the Strategic Committee

Directors are to be elected at the Annual Meeting. Biographical information regarding the nominees for reelection as a director and each other person whose term of office as a director will continue after the Annual Meeting is set forth below.

Information Regarding the Director Nominees

Maureen O’Connell has served as a director since January 2019. Prior to joining Acacia, Ms. O'Connell briefly provided consulting services to the Company from September 2018 to November 2018. Ms. O’Connell is a global business executive, Chief Financial Officer and board director recognized for significant value creation through strategic thinking and action at numerous public companies. She has held executive leadership and board positions in a variety of industries including media, education, digital, retail, technology, professional services, biotech, pharma, homebuilding, real estate and insurance. She has chaired the Audit Committee, served on the Transaction and Nominating Committees, and served as the designated financial expert for Fortune 500 and high growth public companies listed on NYSE and Nasdaq, and in 2022, Ms. O’Connell joined the National Association of Corporate Directors as a certified director. In addition, Ms. O’Connell is a certified public accountant and has been in good standing since 1987. Ms. O’Connell is also recognized for her extensive M&A experience and her strength in operations and technology. In June 2020, Ms. O’Connell was appointed to the Board of ISACA, a non-profit global technology association with more than 145,000 members and 233 chapters in 188 countries that has provided world-class learning, membership, and enterprise services for more than 30 years, and in May 2021, Ms. O’Connell was appointed to the Board of Arix Bioscience PLC, a life sciences investment company. Ms. O’Connell served on the Board of Harte Hanks (NYSE: HHS) from June 2018 to August 2020. Ms. O’Connell was also a member of the Audit Committee and served as chairman of the Compensation Committee of Harte Hanks. Ms. O’Connell served on the Board of Sucampo Pharmaceuticals Inc. (Nasdaq: SCMP), a fast growth biotech company, from 2013 to 2018. She played a key role in its sale to Mallinckrodt Plc for $1.2 billion in February 2018. From 2007 to 2017, Ms. O'Connell has served as Executive Vice President, Chief Administrative Officer and Chief Financial Officer of Scholastic, Inc., a well-known publisher and distributor of children's books and a leading company in educational technology and children's media. From 2002 to 2007, Ms. O’Connell served on the Board of Beazer Homes (NYSE: BZH), a Fortune 500 homebuilder. Initially, Ms. O’Connell served on the Audit and Compensation Committees of Beazer Homes and in 2003 was named Audit Chair.

We believe that Ms. O’Connell’s financial expertise and extensive financial experience at public companies make her well qualified to serve on the Board.

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Katharine Wolanyk has served as a director since January 2019. Ms. Wolanyk is a Managing Director at Burford Capital, LLC, where she leads the Chicago office as well as Burford’s intellectual property (“IP”) business. Ms. Wolanyk’s career spans the business, legal and engineering arenas, with a particular focus in IP. She was named a World’s Leading IP Strategist by Intellectual Asset Management (IAM) in 2015 through 2018 and writes and speaks frequently on IP issues. Prior to joining Burford, Ms. Wolanyk was President, Chief Legal Officer and a Board member of Soverain Software, an enterprise software company whose patent portfolio has been licensed extensively in the software and Internet retailing industries. Ms. Wolanyk also was IP counsel to Terremark Worldwide, Inc., a publicly traded IT solutions firm, General Counsel of Data Return LLC, a managed hosting provider, Senior Vice President of corporate development at Divine, Inc., a publicly traded enterprise software company a corporate attorney at Latham & Watkins LLP, and a systems engineer at Hughes Aircraft Company. Ms. Wolanyk earned her J.D. from the University of Chicago Law School, and a B.S. in engineering from Michigan State University. She has served on the University of Chicago Law School Visiting Committee and on the Board of Managers of the YMCA of Metropolitan Chicago.

We believe that Ms. Wolanyk’s extensive business experience and IP expertise make her well qualified to serve on the Board.

Isaac T. Kohlberg has served as a director since May 2019. Mr. Kohlberg has had a distinguished career protecting and commercializing IP for leading universities and research institutions. He currently is a Senior Associate Provost and Chief Technology Development Officer at Harvard University, where he is responsible for the strategic management and commercial development of all technologies and IP arising from Harvard's research enterprise. Mr. Kohlberg's role at Harvard University includes industry liaising and outreach, IP Management, business development, technology commercialization and the formation of startup companies and new ventures around Harvard technology platforms. In tandem, he is also responsible for generating, structuring, and negotiating research alliances and collaborations with industry and generating industry-sponsored research funding for Harvard faculty. Prior to joining Harvard in 2005, Mr. Kohlberg was the CEO of Tel Aviv University's Economic Corporation and head of Ramot, its technology transfer organization. Prior to his role at Ramot, Mr. Kohlberg held various roles at New York University (“NYU”), including Vice Provost, Vice President for Industrial Liaison (NYU's technology transfer program) and headed the Office of Science and Technology Administration at NYU School of Medicine. During his time at NYU, the institution entered into a major licensing agreement to develop Remicade, a humanized monoclonal antibody used in treatment of Crohn's Disease and other autoimmune diseases, which led to one of the largest royalty revenue streams generated by any university worldwide. Before joining NYU in 1989, Mr. Kohlberg was the CEO of YEDA, the commercial arm of the Weizmann Institute of Science in Israel. While at YEDA, Mr. Kohlberg negotiated and concluded major royalty-bearing license agreements. A few examples are an agreement with Teva Pharmaceutical Industries Ltd regarding Copaxone, which Teva Pharmaceuticals markets as a proprietary treatment for relapsing/remitting multiple sclerosis, and an agreement with the broadcasting encryption company NDS Group. Mr. Kohlberg has served as a Director at Arix Bioscience PLC (LON: ARIX), a biotechnology investment company, since May 2021. Additionally, Mr. Kohlberg has served as a Director at Anchiano Therapeutics Ltd (TLV: ANCN, NASDAQ: ANCN), a pivotal-stage biopharmaceutical company, since 2017 and as a Director at Clal Biotechnology Industries Ltd. (TLV: CBI), a life sciences investment company, since 2015. Mr. Kohlberg received his M.B.A. from Institut Européen d'Administration des Affaires and L.L.B. from Tel Aviv University. He also received a diploma in French culture and historical studies from the University of Strasbourg.

We believe Mr. Kohlberg’s long-term experience in IP commercialization and development makes him well qualified to serve on the Board.

Jonathan Sagal has served as a director since November 2019. Mr. Sagal is a Managing Director at Starboard Value LP, a New York-based investment advisor with a focused and fundamental approach to investing primarily in publicly traded U.S. companies. Prior to joining Starboard Value in June 2011, Mr. Sagal was an investment analyst at Casablanca Capital, an investment firm focused on shareholder activism. Previously, he was an investment analyst at Mill Road Capital, where he focused on long-term public and private equity investments in microcap companies, and Prentice Capital Management, where he focused on investments in consumer and retail companies. Prior to Prentice, he was an Investment Banking Analyst at the Mergers & Acquisitions group at Rothschild Inc. Mr. Sagal received an M.B.A. from Columbia Business School and graduated from Princeton University, where he received an A.B., summa cum laude, in Philosophy.

We believe that Mr. Sagal’s extensive financial background and investment experience makes him well qualified to serve on the Board.

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Clifford Press has served as a director since June 2018 and as our Chief Executive Officer since September 2019. Mr. Press has been a Managing Member of OPP, LLC, and its predecessor firm, Oliver Press Partners, LLC, an investment advisory firm since March 2005. From 1986 to March 2003, Mr. Press served as a General Partner of Hyde Park Holdings, Inc., a private equity investment firm that he co-founded. From April 2016 to October 2019, Mr. Press served as a director of Quantum Corporation (OTC: QMCO), a provider of data storage solutions. From October 2016 until June 2018, Mr. Press served as a director of Stewart Information Services Corporation (NYSE: STC), a real estate information, title insurance and transaction management company. From March 2008 to November 2009, Mr. Press served as a director of Coherent Inc. (Nasdaq: COHR), a manufacturer of laser-based photonic products. From December 2011 until the company was acquired in February 2013, Mr. Press served as a director of SeaBright Holdings, Inc. (formerly NYSE: SBX), a specialty provider of multi-jurisdictional workers’ compensation insurance. From 2001 to June 2011, Mr. Press served as a director of GM Network Ltd., a private holding company providing Internet-based digital currency services. Mr. Press received his M.A. degree from Oxford University and an M.B.A. degree from Harvard Business School. We believe that Mr. Press’s financial expertise and over 25 years of experience investing in a broad range of public and private companies, together with his extensive governance oriented public company board experience, makes him well qualified to serve on the Board.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market and, therefore, we are subject to the listing requirements of that market. In addition, our Corporate Governance Guidelines require that at least two-thirds of the members of the Board meet the independence requirements of The Nasdaq Stock Market LLC (“Nasdaq Stock Market”). The Board, with the assistance of outside counsel, reviews the professional relationships of potential and current directors, and has determined that Messrs. Kohlberg and Sagal and Mses. O’Connell and Wolanyk, constituting a majority of our directors, are “independent” as defined in the Listing Rules of the Nasdaq Stock Market (the “Nasdaq Listing Rules”).

In addition, Mr. Sagal was appointed in connection with a Governance Agreement, dated as of November 18, 2019 and amended on January 7, 2020, by and among the Company and the entities and natural persons set forth on the signature pages thereto (the “Governance Agreement”). No company or organization that Mr. Sagal has worked at is a parent, subsidiary, or other affiliate of the Company. For more information regarding the Governance Agreement, please see the section of this Proxy Statement entitled “Director Qualification Standards - Contractual Rights of Starboard Value to Designate Nominees.”

Board Leadership Structure

Our Bylaws provide the Board with flexibility to combine or separate the positions of Chairman and Chief Executive Officer in accordance with its determination that utilizing one or the other structure is in the best interests of our Company. Currently, the positions of Chairman and Chief Executive Officer are separate, with Ms. O’Connell serving as our Chairman and Mr. Press serving as our Chief Executive Officer. Our Board believes separating these roles promotes effective leadership, allowing our Chief Executive Officer to focus on the management of our day-to-day business, while allowing our Chairman to focus on matters involving our Board and corporate governance.

The Board does not currently have a lead independent director. The Board has determined that this structure is the most effective leadership structure for our Company at this time. The Board has determined that maintaining the independence of a majority of our directors helps maintain the Board’s independent oversight of management. In addition, our Audit, Compensation and Nominating, Governance and Sustainability Committees, which oversee critical matters such as our accounting principles, financial reporting practices and system of disclosure controls and internal controls over financial reporting, our executive compensation program and the selection and evaluation of our directors and director nominees, each consist entirely of independent directors.

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Risk Oversight

The Board is actively involved in the oversight of risks, including credit, liquidity, operational, legal and regulatory, information technology, cyber security, data privacy and reputational risks that could affect our business. Environmental, social and governance (“ESG”) matters have been added to the risk factors that the Board considers in its oversight. The Board does not have a standing risk management committee but administers this oversight function directly through the Board as a whole, as well as through its Audit Committee, Nominating, Governance and Sustainability Committee and Compensation Committee. For example, our Audit Committee assists the Board in its risk oversight function by reviewing and discussing with management our accounting principles, financial reporting practices, system of disclosure controls and internal controls over financial reporting, information technology and cyber security. Our Nominating, Governance and Sustainability Committee assists the Board in its risk oversight function by periodically reviewing and discussing with management important corporate environmental, social and governance principles and practices and by considering risks related to our director nominee evaluation process. Our Compensation Committee assists the Board in its risk oversight function by considering risks relating to the design of our executive compensation programs and arrangements. The full Board considers strategic risks and opportunities and receives reports from the committees regarding risk oversight in their areas of responsibility as necessary. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to different areas of our business risks and our risk mitigation practices.

Board Meetings and Committees

The Board held a total of ten meetings and committees of the Board held a total of eleven meetings during the fiscal year ended December 31, 2021. During that period, no incumbent director attended fewer than 75% of the sum of the total number of meetings of the Board and meetings of all committees of the Board on which that director served. The Board has an Audit Committee, a Compensation Committee, a Nominating, Governance and Sustainability Committee, and a Strategic Committee. Charters for the Audit Committee, the Compensation Committee and the Nominating, Governance and Sustainability Committee may be viewed on our website at www.acaciaresearch.com.

Audit Committee. The Audit Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. O’Connell currently serves as the Chairman of the Audit Committee. The Audit Committee held six meetings during the fiscal year ended December 31, 2021.

The Audit Committee is responsible for retaining, evaluating and, if appropriate, recommending the termination of our independent registered public accounting firm and is primarily responsible for approving the services performed by our independent registered public accounting firm and for reviewing and evaluating our accounting principles, financial reporting practices and system of internal accounting controls. The Audit Committee has oversight responsibility for the policies, processes and risks relating to our information security and technology, including cyber security risks. The Audit Committee is also responsible for maintaining communication between the Board and our independent registered public accounting firm.

The Board has determined that Ms. O’Connell is an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Compensation Committee. The Compensation Committee currently consists of Mr. Kohlberg and Mses. O’Connell and Wolanyk, each of whom is independent under the listing standards of the Nasdaq Stock Market. Mr. Kohlberg currently serves as the Chairman of the Compensation Committee. The Compensation Committee held four meetings during the fiscal year ended December 31, 2021.

Our executive compensation program is administered by the Compensation Committee. The Compensation Committee is responsible for approving the compensation package of each executive officer and recommending it to the Board as well as administering our equity compensation plans. In making decisions regarding executive compensation, the Compensation Committee considers many factors including recommendations from our compensation advisory firm, evaluation of our peer group, the input of our management and other directors. In addition, the Compensation Committee establishes compensation programs that do not encourage excessive risk taking by our named executive officers and we have determined that it is not reasonably likely that our compensation and benefit plans and policies would have a material adverse effect on our company.

For more information on the responsibilities and activities of the Compensation Committee see the section of this Proxy Statement entitled “Executive Compensation and Related Information” beginning on page 43 of this Proxy Statement.

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Nominating, Governance and Sustainability Committee. The Nominating and Governance Committee currently consists of Ms. Wolanyk and Messrs. Kohlberg and Sagal, each of whom is independent under the listing standards of the Nasdaq Stock Market. Ms. Wolanyk currently serves as the Chairman of the Nominating, Governance and Sustainability Committee. The Nominating, Governance and Sustainability Committee held one meeting during the fiscal year ended December 31, 2021. The Nominating, Governance and Sustainability Committee recommended director nominees to the Board for election at the Annual Meeting. In its review of its oversight of the Company’s efforts related to environmental, social and governance (“ESG”) matters, the Board determined that oversight of ESG matters should be the responsibility of the Nominating and Governance Committee. Accordingly, the Board took steps to formalize the Nominating and Governance committee’s expanded role by renaming the Nominating and Governance Committee the Nominating, Governance and Sustainability Committee and amending the committee’s charter to better reflect the committee’s new responsibilities. Accordingly, the revised charter for the Nominating, Governance and Sustainability Committee provides that, among its specific responsibilities, the Nominating, Governance, and Sustainability Committee shall:

•	Establish criteria and qualifications for Board membership, including standards for assessing independence;

•	Identify and consider candidates, including those recommended by stockholders and others, to fill positions on the Board, and assess the contributions and independence of incumbent directors in determining whether to recommend them for reelection to the Board;

•	Recommend to the Board candidates for election or reelection at each annual meeting of stockholders;

•	Annually review our corporate governance processes, and our governance principles, including such issues as the Board’s organization, membership terms, and the structure and frequency of Board meetings, and recommend appropriate changes to the Board;

•	Administer our corporate Codes of Conduct and annually review and assess the adequacy of the corporate Codes of Conduct and recommend any proposed changes to the Board. Specifically, the Nominating, Governance and Sustainability Committee shall discuss with management its compliance with the corporate Codes of Conduct, including any insider and affiliated party transactions, and our procedures to monitor compliance with the corporate Codes of Conduct;

•	Review periodically with our Chief Executive Officer and the Board, the succession plans relating to positions held by senior executives, and make recommendations to the Board regarding the selections of individuals to fill these positions;

•	Oversee the continuing education of existing directors and the orientation of new directors;

•	Monitor the functions of the Board and its committees, as set forth in their respective charters, and coordinate and oversee annual evaluations of the Board’s performance and procedures, including an evaluation of individual directors, and of the Board’s committees;

•	Review and discuss with management disclosure of the Company's corporate governance practices, director independence and the director nominations process, and recommend that this disclosure be included in the Company's proxy statement or annual report on Form 10-K, as applicable; and

•	Assess annually the performance of the duties specified in the Nominating, Governance and Sustainability Committee Charter by the Nominating, Governance and Sustainability Committee and its individual members.

•	Review and evaluate the Company’s programs, practices and reporting relating to ESG (Environmental, Social and Governance) issues, including the Company’s Human Rights, Environmental, and related policies, and impacts to support the sustainable growth of the Company’s business.

•	Review and evaluate the Company’s programs, practices and reporting relating to climate-related risks and opportunities.

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Strategic Committee. The Strategic Committee was established on November 14, 2019, in connection with the Governance Agreement. The Strategic Committee currently consists of Ms. O’Connell and Messrs. Kohlberg and Sagal. Mr. Sagal currently serves as the Chairman of the Strategic Committee. The Strategic Committee is tasked with, among other things, sourcing and performing due diligence on potential acquisition targets and intellectual property or other investment opportunities, with the goal of finding one or more strategic investments in connection with the Securities Purchase Agreement dated November 18, 2019 (the “Securities Purchase Agreement”), by and among the Company and certain funds and accounts affiliated with, or managed by, Starboard Value (collectively, “Starboard”).

For more information regarding the Governance Agreement and the Securities Purchase Agreement, please see the section of this Proxy Statement entitled “Director Qualification Standards - Contractual Rights of Starboard Value to Designate Nominees.”

Director Qualification Standards

There are no specific minimum qualifications that the Nominating, Governance and Sustainability Committee requires to be met by a director nominee recommended for a position on the Board, nor are there any specific qualities or skills that are necessary for one or more members of our Board to possess, other than as are necessary to meet the requirements of the rules and regulations applicable to us. The Nominating, Governance and Sustainability Committee considers a potential candidate’s experience, areas of expertise, and other factors relative to the overall composition of the Board, including the following characteristics:

•	the highest ethical standards and integrity;

•	a willingness to act on and be accountable for Board decisions;

•	an ability to provide wise, informed, and thoughtful counsel to top management on a range of issues;

•	a history of achievement that reflects high standards for the director candidate and others;

•	loyalty and commitment to driving our success;

•	the independence requirements imposed by the SEC and the Nasdaq Stock Market; and

•	a background that provides a portfolio of experience, qualifications, attributes, skills and knowledge commensurate with our needs.

In addition, our Corporate Governance Guidelines provide that the Nominating, Governance and Sustainability Committee will consider the diversity of business experience or other background characteristics of members of the Board. Examples of this include management experience, financial expertise and educational background. The Nominating, Governance and Sustainability Committee and the Board believe that a diverse board leads to improved performance by encouraging new ideas, expanding the knowledge base available to management and other directors and fostering a culture that promotes innovation and vigorous deliberation. The Nominating, Governance and Sustainability Committee also abides by the Company’s equal opportunity and non-discrimination policy that decisions involving people are made on the basis of job requirements and individual skills, independent of an individual’s race, color, creed, religion, national origin, ancestry, citizenship status, age, sex or gender, gender identity or gender expression (including transgender status), sexual orientation, marital status, military service and veteran status, physical or mental disability, or genetic information, or any other status protected by law. There is no tolerance for discrimination of any sort on any protected basis. The Nominating, Governance and Sustainability Committee also abides by the Company’s equal opportunity and non-discrimination policy that decisions involving people are made on the basis of job requirements and individual skills, independent of an individual’s race, color, creed, religion, national origin, ancestry, citizenship status, age, sex or gender, gender identity or gender expression (including transgender status), sexual orientation, marital status, military service and veteran status, physical or mental disability, or genetic information, or any other status protected by law. There is no tolerance for discrimination of any sort on any protected basis.

The Nominating, Governance and Sustainability Committee has the following policy with regard to the consideration of any director candidates recommended by security holders:

•	A stockholder wishing to nominate a candidate for election to the Board at the next annual meeting is required to give written notice addressed to the Corporate Secretary, Acacia Research Corporation, 767 Third Avenue, 6th Floor, New York, NY 10017, of his or her intention to make such a nomination. The notice of nomination must have been received by the Secretary at the address above no earlier than the close of business on January 12, 2023, and no later than the close of business on February 11, 2023, in accordance with our Bylaws, in order to be considered for nomination at the next annual meeting.

•	The notice of nomination must include information regarding the recommended candidate relevant to a determination of whether the recommended candidate would be barred from being considered independent under the Nasdaq Stock Market’s Listing Qualifications or, alternatively, a statement that the recommended candidate would not be so barred. A nomination which does not comply with the above requirements will not be considered.

The Nominating, Governance and Sustainability Committee considers director candidates that are suggested by members of the Nominating, Governance and Sustainability Committee and the full Board, as well as management and stockholders. The Nominating, Governance and Sustainability Committee may, in the future, also retain a third-party executive search firm to identify candidates on terms and conditions acceptable to the Nominating, Governance and Sustainability Committee, in its sole discretion. The process by the Nominating, Governance and Sustainability Committee for identifying and evaluating nominees for director, including nominees recommended by stockholders, involves (with or without the assistance of a retained search firm), compiling names of potentially eligible candidates, conducting background and reference checks, conducting interviews with the candidate and others (as schedules permit), meeting to consider and approve the final candidates and, as appropriate, preparing and presenting to the full Board an analysis with regard to particular recommended candidates. The Nominating, Governance and Sustainability Committee endeavors to identify director nominees who have the highest personal and professional integrity, have demonstrated exceptional ability and judgment, and, together with other director nominees and members, are expected to serve the long-term interest of our stockholders and contribute to our overall corporate goals.

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Contractual Rights of Starboard Value to Designate Nominees. In 2019, the Board began a process to evaluate a wide range of strategic options with the goal of maximizing value for all stockholders and serving the best interests of the Company’s stockholders. As a result of this strategic review, in November 2019, the Company entered into the Securities Purchase Agreement with Starboard pursuant to which Starboard made a $35 million strategic investment in the Company’s Series A Preferred Stock.

As part of that investment, the Board granted to Starboard certain rights related to the Company’s corporate governance, including director designation rights. Pursuant to the Governance Agreement, the Company agreed to nominate and appoint Jonathan Sagal (the “Initial Appointee”) Subject to certain limitations set forth in the Governance Agreement, during the Governance Period (as defined below), the Company agreed that (i) Mr. Sagal would be a member of the Nominating, Governance and Sustainability Committee, and (ii) Starboard has the right to recommend two additional director nominees to the Board (together with the Initial Appointee, the “Starboard Appointees”).

If there is a vacancy on the Board during the Governance Period as a result of any Starboard Appointee no longer serving on the Board for any reason, then Starboard will be entitled to designate a replacement thereof (each a “Replacement Director”); provided that at such time certain criteria set forth in the Governance Agreement are satisfied, including that Starboard satisfy a minimum ownership threshold. Prior to being appointed to the Board, the Starboard Appointee (or a Replacement Director thereof) is required to deliver an irrevocable resignation letter pursuant to which he or she will resign automatically and immediately if Starboard fails to satisfy the minimum ownership threshold. Mr. Sagal delivered this resignation letter to the Board prior to his appointment.

The Company agreed that, without the prior written consent of Starboard, the Board will take all necessary action so that the size of the Board will not exceed seven directors during the period from November 18, 2019, through the end of the Governance Period.

Pursuant to the Governance Agreement, the Board agreed to nominate, recommend, support, and solicit proxies for Jonathan Sagal, the Initial Appointee, for election at the 2021 annual meeting of stockholders for a term expiring at the Annual Meeting. In addition, during the Governance Period, Starboard has agreed not to (i) nominate or recommend for nomination any person for election as a director at any stockholder meeting, (ii) submit any stockholder proposals for consideration at, or bring any business before, any stockholder meeting or (iii) initiate, encourage or participate in any “vote no,” “withhold” or similar campaign with respect to the Company’s common stock.

Starboard agreed, from the date of the Governance Agreement until the earlier of (i) the date that is 15 days prior to the deadline for the submission of stockholder nominations for the Company’s 2020 annual meeting of stockholders pursuant to the Company’s organizational documents and (ii) the date that is 100 days prior to the first anniversary of the Company’s 2019 annual meeting of stockholders (the “Governance Period”), to customary standstill restrictions. Starboard has an option to extend the Governance Period by one-year periods, subject to certain limitations, and has exercised this option such that the Governance Period is now extended until the earlier of (x) the date that is 15 business days prior to the deadline for the submission of stockholder nominations for the Company’s 2023 Annual Meeting pursuant to the Company’s organizational documents and (y) the date that is 100 days prior to the first anniversary of the Annual Meeting. The Governance Agreement terminates upon the expiration of the Governance Period.

Codes of Conduct

The Code of Conduct for Employees and Directors and corporate Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be viewed on our website at www.acaciaresearch.com. The corporate Code of Conduct for Employees and Directors applies to all of our officers, directors and employees. The Code of Conduct for Chief Executive Officer and Other Senior Financial Officers is an additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Any waiver of the corporate Code of Conduct for Employees and Directors may be made only by the Board and must be promptly disclosed to stockholders in the manner required by applicable law. Any waiver of the Code of Conduct for Chief Executive Officer and Other Senior Financial Officers may be made only by the Audit Committee and must be promptly disclosed to stockholders in the manner required by applicable law.

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Environmental, Social, and Governance (ESG) Matters

Since inception Acacia has been committed to ESG matters and being a responsible corporate citizen. We are proud of our contribution to the lives of all the people that we deal with, all over the globe. We consider ESG criteria as a critical element of our risk mitigation and business analysis and investment process and thus we incorporate sustainability into every business decision we make. We build durable, scalable programs and processes and set long-term goals for ESG performance, including in the areas of governance, diversity and inclusion, and the environment.

As we seek to identify, assess, and select investment opportunities, we expect our ESG-related criteria to evolve and lead to business decisions that not only generate strong economic returns but also exemplify best-in-class corporate social responsibility, diversity and inclusion, and sustainability.

Approach

Acacia’s top priority is to act as responsible stewards of the business for our stockholders and stakeholders, including employees, customers, investors, and the communities where we operate. Our approach to ESG is risk-based and non-concessionary, meaning that we consider ESG criteria as an integral part of the decisions we make and our risk mitigation process without needing to sacrifice business performance over ESG criteria. We do this because we believe that business decisions that are considerate of ESG criteria will result in better risk-adjusted returns over time than those that do not.

•	Culture and Human Capital―People and culture are at the core of our business. We have an exceptionally talented team working to implement our unique business plan. Our team comes from disparate and diverse backgrounds and brings a range of highly developed individual skills to our common endeavor. We value each individual contribution that advances our common goals. Accordingly, we are committed to implementing an inclusive team and culture that gives each individual an opportunity to make their greatest individual contribution. We seek to provide an engaging work experience that excites and motivates our people to deliver their best. Our culture values and leverages the uniqueness and broad perspective of each employee to allow our employees to build meaningful careers and ensure our success as a company. Everyone who works at Acacia is involved in fostering our culture, considering employee rewards and benefits and building the overall employee experience.

•	Diversity and Inclusion―We are dedicated to promoting a culture of diversity and acceptance within our Company and Board and with those we do business with. We aim to recruit, retain, and promote a diverse and talented team of employees and leadership. Acacia believes that all current and prospective employees and partners—regardless of religion, sex, race, national origin, gender identity or expression, sexual orientation, age, or disability — should be welcomed and treated with respect and dignity in the workplace. This diversity and inclusion allow us to function better as a team of innovators and benefit both our stakeholders and communities. Our commitment to building diverse, inclusive, and meritocratic teams is a practice of constant improvement and is supported and applied at all levels of our firm.

•	Safety & Health―We are proud to offer all of our employees comprehensive health care benefits. During the COVID-19 pandemic, we prioritized the health and safety of our employees from the outset. We have implemented remote work for employees, including senior management. We have significantly reduced travel and physical contact to help protect not only our employees but also the communities in which we live. We have also arranged for safe transportation options for those employees who have needed to work in the office.

•	Ethics & Compliance―We maintain a Corporate Code of Conduct (“Code”), which is available on our website, at https://acaciaresearch.com/ACTG/corporate_governance. This Code is the foundation of our high-level commitment to ensuring our officers, directors, and employees act at all times in an honest and ethical manner in connection with their service to the Company.

•	Environmental and Sustainability―Our corporate environmental responsibility efforts begin by making decisions and conducting our business in an environmentally sensitive and proactive manner by conserving natural resources, minimizing waste through recycling, and using renewable and cleaner energy sources when possible.

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ESG Initiatives

We believe that material ESG criteria are an evolving set of factors that should be considered in our business decisions and risk assessment process. For this reason, the Company has committed to expanding and improving its ESG framework with implementation executed in a thoughtful and incremental manner to provide the most sustainable positive impact over the long term. The Board, in deciding to take a more active role in the oversight of the Company’s ESG initiatives, recently expanded the responsibilities Nominating and Governance Committee to include oversight of ESG matters. The Company has also adopted Six ESG Principles, formed an internal ESG Advisory Committee, and is committed to providing Company employees with ongoing ESG Education and Professional Development. In addition, the Company plans to work closely with third-party resources and the Board and their expertise to enhance its ESG efforts.

Six Principles

1. Incorporate ESG considerations into business analysis and actions;

2. Be active corporate leaders and incorporate ESG issues into our policies and practices;

3. Seek appropriate disclosure and assurances on ESG issues by the companies we do business with;

4. Promote acceptance and implementation of these principles within our industry and peers;

5. Work with others to enhance our effectiveness in implementing these principles; and

6. Report on our activities and progress towards implementing sustainable business and social practices

ESG Advisory Committee―To lead us in this commitment, we have created an active and engaged internal ESG Advisory Committee to promote, monitor and measure the Company’s commitment and compliance to responsible investment practices. This committee consists of senior level representatives from executive leadership, legal/compliance, and investor relations. All ESG initiatives are discussed and agreed on by the ESG Advisory Committee under the oversight of the Nominating, Governance and Sustainability Committee and, ultimately the Board. The ESG Advisory Committee will regularly meet review and discuss all responsible investment initiatives, goals, and reporting requirements and will provide quarterly updates of its work to the Nominating, Governance, and Sustainability Committee.

ESG Education and Professional Development―Acacia has a culture of constant improvement in our ESG efforts supported from the top down. This includes encouraging and sponsoring employee’s efforts to participate in ESG-related networking events and continuing education/certification opportunities.

ESG Collaboration and Resources―Acacia will continually be assessing and engaging with third-party resources and the ESG community to help us evolve with our ESG-related initiatives. Examples of these parties include:

•	The Sustainability Accounting Standards Board (SASB);
•	United Nations Global Compact, Global Reporting Initiative (GRI); and
•	1.5°C UN Global Compact.

Each of these organizations promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks for Acacia and our stockholders.

UN Global Compact―On March 18, 2022, we applied to join the UN Global Compact (UNGC) as a signatory because we are committed to the Ten Principles of the UNGC. These Ten Principles provide a standard for businesses in the areas of human rights, labor, environment and anti-corruption. Our membership in the UNGC will require us to provide an annual description of actions that we are taking to implement the Ten Principles and to report the measurement of the outcome of these actions. Please visit https://www.unglobalcompact.org/what-is-gc/mission/principles for details on each of the Ten Principles and further information on the UN Global Compact and its mission.

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Information Security

Our Audit Committee has oversight responsibility for the policies, processes and risks relating to our information security and technology, including cyber security risks.  On a quarterly basis, the senior officer of our internal control group reports to the audit committee and assists the committee with its review of relevant risks within its oversight responsibility and of our internal controls, including information security. The senior officer of our internal control group attends all scheduled audit committee meetings and provides in-depth reports on specific information security and technology risks, including cyber security risks, and updates the audit committee on the status of projects to strengthen the company’s security systems and improve cyber readiness. Acacia has robust insurance coverage of cyber risks, including an information security risk insurance policy, and actively monitors these risks through a third party. Acacia has not experienced an information security breach in the last three years.

Environment

We use technology to lessen impact on the environment. Between 2019 and 2021 we migrated from legacy technology to the Cloud and promote paperless solutions for accounts payables, payroll and HR to consistently reduce the number of physical mailings. We are committed to a 100% cloud environment providing an efficient technology footprint. We regularly monitor our environmental activity to assess and minimize our environmental impact. Stockholders are encouraged to review our Corporate Responsibility and Sustainability Report, which can be found on our website at www.acaciaresearch.com.

Insider Trading Policies

In December 2021, our Board adopted a corporate Insider Trading Policy designed to prevent and detect the misuse of material, non-public information (“MNPI”), intended to complement the Company’s Insider Trading Policy relating to Company securities already in place. These Insider Trading Policies may be viewed on our website at www.acaciaresearch.com. The Insider Trading Policies apply to all of our officers, directors and employees, including our principal executive officer, principal financial and accounting officer and controller, or persons performing similar functions.

Insider Trading Policy Relating to Company Securities

Our Insider Trading Policy relating to Company securities applies to all transactions in the Company’s equity securities, including common stock and any other type of securities that the Company may issue, such as preferred stock, notes, bonds, convertible debentures and warrants, and exchange- traded options (including puts and calls) and other derivative securities and outlines acceptable behavior relating to Company securities by directors, officers and employees, including named executive officers, and contractors (collectively, “Covered Persons”) including the prohibition on trading in Company securities while in possession of material nonpublic information concerning the Company or its securities, engaging in hedging transactions related to Company securities, such as put or call options, short sales, prepaid variable forward contracts, equity swaps, collars and exchange funds put or call options, collars and exchange funds. In addition, our Insider Trading Policy prohibits Covered Persons from holding Acacia securities in a margin account or otherwise pledge Acacia securities as collateral for a loan without prior approval by the Company.

Insider Trading Policy for all other Securities

Consistent with the Company’s duty to prevent insider trading and to fulfill its obligation to establish, maintain and enforce written policies and procedures to prevent insider trading, Acacia has adopted procedures to prevent and detect the misuse of MNPI. Consistent with the policy, no person to whom the policy applies may trade, either personally or on behalf of Acacia or any others (such as family members or others that live in the household of a Covered Person (as defined in the policy)) while in possession of MNPI, nor may any Covered Person communicate MNPI to others in violation of the law. The policy also contains policies covering, among other things, personal trading by Covered Persons.

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Clawback Policy

If we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

Stock Ownership Guidelines

In 2021, our Board adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors own equity valued at a multiple of his or her base annual cash retainer and executive officers own equity valued at a multiple of his base salary as follows:

•	5X for the Chief Executive Officer and the President;
•	3X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board; and
•	1X for any other “executive officers” not addressed above.

Stockholder Communications with Directors

Stockholders wishing to communicate with the Board or with a particular member or committee of the Board should address communications to Maureen O’Connell, Chairman, Acacia Research Corporation, c/o Jennifer Graff, Corporate Secretary, 767 Third Avenue, 6th Floor, New York, NY 10017. Our Corporate Secretary will act as agent for the Chairman in facilitating such direct communications to the Board in accordance with our Policy Statement on Corporate Communications to Investors and Media. From time to time, the Board may change the process through which stockholders communicate with the Board or its members or committees. Please refer to our website at www.acaciaresearch.com for changes in this process.

Stockholder Engagement

We maintain an open and interactive dialogue with our stockholders. Our relationship with our stockholders, as the owners of our Company, is an important part of our success and our management team believes that active stockholder engagement is an important source of strategic and investment insight. Our stockholders’ views are shared with our Board, and incorporated in discussions of our strategy, operational performance, financial results, corporate governance, compensation programs, and related matters.

Our management team is primarily responsible for investor relations. Direct and open stockholder engagement drives increased corporate accountability, improves decision making, and ultimately creates long-term value. Our management team provides regular updates to our Board regarding stockholder feedback.

During 2021, we conducted an extensive stockholder outreach effort which included reaching out to stockholders representing over 70% of our outstanding shares, including one-on-one calls or video conferences with 70% of our top-10 largest stockholder holders and 60% of our top-20 largest stockholders to solicit their feedback and hear their views on the Company’s practices and policies as we evolve. Members of our management team, including our Chief Executive Officer and Chief Financial Officer, participated in each of these conversations. In addition to these conversations, we maintain ongoing dialogue with many of our investors through our investor relations program and have made a concentrated effort to engage with stewardship and governance contacts throughout the year.

We heard from stockholders that there is a strong desire to keep executive salaries in-line with companies of our size and to reasonably reward positive performance as we evolve as a Company and generate long-term value. Our Board has reviewed this feedback and incorporated it into the Company’s compensation policies.

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Board Member Attendance at Annual Stockholder Meetings

Although we do not have a formal policy regarding director attendance at annual stockholder meetings, directors are expected to attend these meetings absent extenuating circumstances. All of our directors attended our 2021 annual meeting of stockholders.

2021 DIRECTOR COMPENSATION TABLE

The following table provides fiscal year 2021 compensation information for our non-employee directors who served on the Board during 2021:

Current Members of the Board of Directors:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compen- sation ($)	Change in Pension Value and Non-qualified Deferred Compensa- tion Earnings ($)	All Other Compensation ($)	Total ($)
Maureen O’Connell	269,407	120,001	–	–	–	–	389,408
Katharine Wolanyk	95,000	120,001	–	–	–	–	215,001
Isaac T. Kohlberg	279,407	29,999	–	–	–	–	309,405
Jonathan Sagal	140,082	120,001	–	–	–	–	260,083

 __________________________

(1)	Amounts shown represent the aggregate grant date fair value of stock option awards granted to the directors as determined pursuant to ASC Topic 718, “Compensation – Stock Compensation,” (“ASC Topic 718”). The methodology used to calculate the value of stock options is set forth under Note 2 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022.

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PROPOSAL NO. 2:

TO RATIFY THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

General

BDO USA, LLP, our independent registered public accounting firm for the fiscal year ended December 31, 2021, was recommended by the Audit Committee, and approved by the Board, to act in such capacity for the fiscal year ending December 31, 2022, subject to ratification by the stockholders. BDO USA, LLP has audited our financial statements since April 2021.

If our stockholders do not ratify the selection of BDO USA, LLP as our independent registered accounting firm for the fiscal year ending December 31, 2022, or if BDO USA, LLP should decline to act or otherwise become incapable of acting as our independent registered public accounting firm, or if our engagement of BDO USA, LLP as our independent registered public accounting firm should be discontinued, the Board, on the recommendation of the Audit Committee, will consider whether to appoint a substitute independent registered public accounting firm. A representative of BDO USA, LLP is expected to be present at the virtual Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions from stockholders present virtually at the Annual Meeting.

Required Vote

The affirmative vote of the holders of a majority of the outstanding shares of our capital stock present virtually or by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022. This proposal is considered a routine matter under applicable rules. A broker, bank, or other nominee may generally vote without instructions on this matter. Thus, we do not expect any broker non-votes in connection with this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BDO USA, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022. PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATION UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

Audit and Related Fees

Grant Thornton LLP served as our independent registered public accounting firm for the year ended December 31, 2020 and BDO USA, LLP served as our independent registered public accounting firm for the year ended December 31, 2021. Fees billed in connection with services rendered by Grant Thornton LLP and BDO USA, LLP were as set forth below (on a consolidated basis including Acacia and its subsidiaries).

Period:	Audit Fees(1) ($)	Audit Related Fees(2) ($)	Tax Fees(3) ($)	All Other Fees ($)(4)
Fiscal Year Ended December 31, 2021	371,988	135,055	201,173	35,760
Fiscal Year Ended December 31, 2020	329,657	10,000	93,420	105,373

__________________________________

(1)	Includes fees for professional services rendered for the audit of our annual consolidated financial statements included in our Form 10-K, the audit of the effectiveness of our internal control over financial reporting on the Form 10-K, consent fees, and for reviews of our consolidated financial statements included in our quarterly reports on Form 10-Q.
(2)	Includes fees for professional services rendered for audit related work performed for certain stand-alone operating subsidiaries during the period.
(3) (4)

Includes fees for professional services rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

All Other Fees consist of fees for permitted services other than those that meet the criteria above, and include certain advisory services performed by Grant Thornton LLP related to valuation and due diligence.

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Audit Committee Pre-Approval Policy

The Audit Committee has established policies and procedures regarding pre-approval of all services provided by the independent registered public accounting firm. At the beginning of the fiscal year, the Audit Committee pre-approves the engagement of the independent registered public accounting firm to provide audit services based on fee estimates. The Audit Committee also pre-approves proposed audit-related services, tax services and other permissible services, based on specified project and service details, fee estimates, and aggregate fee limits for each service category. The Audit Committee receives information on the status of services provided or to be provided by the independent registered public accounting firm and the related fees. All of the services performed by our independent registered public accounting firm in 2021 and 2020 were pre-approved by the Audit Committee.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to our audited financial statements for 2021, which include our consolidated balance sheets as of December 31, 2021 and 2020, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended December 31, 2021, and the notes thereto.

Composition. The Audit Committee of the Board is comprised of three independent directors and operates under a written charter adopted by the Board. The members of the Audit Committee currently are Mr. Kohlberg and Mses. O’Connell and Wolanyk. The Board determined that each member of the Audit Committee meets the independence requirements of the Nasdaq Stock Market and of Section 10A of the Exchange Act, that each member is able to read and understand financial statements, and that Ms. O’Connell qualifies as an “audit committee financial expert,” as defined by Item 407(d)(5)(ii) of Regulation S-K.

Responsibilities. The responsibilities of the Audit Committee include recommending to the Board an accounting firm to be engaged as our independent registered public accounting firm. Management has primary responsibility for preparing the financial statements and designing and assessing the effectiveness of internal control over financial reporting. BDO USA, LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our consolidated financial statements and internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing reports thereon. The Audit Committee’s responsibility is to oversee these processes.

Review with Management and BDO USA, LLP. The Audit Committee has reviewed our consolidated audited financial statements and held discussions with management and BDO USA, LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with BDO USA, LLP matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

BDO USA, LLP also provided to the Audit Committee the written disclosures and the letter required by the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.

Conclusion. Based upon the Audit Committee’s discussions with management and BDO USA, LLP, the Audit Committee’s review of the representations of management and the report of BDO USA, LLP to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC.

This report is submitted by the Audit Committee of the Board.

Maureen O'Connell
Isaac T. Kohlberg
Katharine Wolanyk

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PROPOSAL NO. 3:

NON-BINDING, ADVISORY BASIS, ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

General

As required by Section 14A of the Exchange Act, the Board is submitting a separate resolution for our stockholders to approve on a non-binding, advisory basis, on the compensation of our named executive officers. This is an opportunity for our stockholders, through what is commonly referred to as a “say-on-pay” vote, to endorse or not endorse our executive compensation program. At each of our annual meetings of stockholders from 2011 to 2021, we provided our stockholders with the same opportunity to cast a non-binding, advisory vote on the compensation of our named executive officers as disclosed in the Proxy Statement for each meeting. We have considered the results of those votes in structuring our compensation programs and practices. We are providing our stockholders with the same opportunity to cast an advisory vote on the compensation of our named executive officers at the Annual Meeting. After the Annual Meeting, we expect to hold our next non-binding, say on pay advisory vote at our 2023 Annual Meeting.

Summary

We are asking our stockholders to approve on a non-binding, advisory basis the compensation of our named executive officers, as such compensation is described in the section of this Proxy Statement entitled “Executive Compensation and Related Information,” the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement. In addition to the information set forth below, we urge our stockholders to review the entire section of this Proxy Statement entitled “Executive Compensation and Related Information” for more information regarding the compensation of our named executive officers.

Our executive compensation programs are designed to attract, motivate and retain our named executive officers, who are critical to our success. Under these programs, our named executive officers are rewarded for the achievement of long-term and strategic goals and the realization of increased stockholder value.

Our Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that the compensation programs achieve the desired goals of aligning our executive compensation structure with our stockholders’ interests. We are asking our stockholders to indicate their support for our named executive officer compensation as described in this Proxy Statement. This proposal gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

Required Vote

We believe that the information provided above and in the section of this Proxy Statement entitled “Executive Compensation and Related Information,” the Summary Compensation Table and the other related tables and disclosure set forth in this Proxy Statement demonstrates that our executive compensation program effectively ensures that the interests of our named executive officers are aligned with the interests of our stockholders and with our short- and long-term goals.

You have the opportunity to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting on the following non-binding resolution relating to the compensation of our named executive officers:

“RESOLVED, that the stockholders of Acacia Research Corporation approve, on a non-binding, advisory basis, the compensation of the named executive officers of Acacia Research Corporation as disclosed in Acacia Research Corporation’s Definitive Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the “Executive Compensation and Related Information” section, the Summary Compensation Table, and the other related tables and disclosure.”

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The non-binding, advisory vote on the compensation of our named executive officers is not binding on us, our Compensation Committee or our Board. However, we value the opinions of our stockholders on executive compensation matters. We have considered and will continue to consider our stockholders’ concerns and have evaluated and will continue to evaluate the appropriate actions to address those concerns.

The affirmative vote of the holders of a majority of the outstanding shares of our capital stock present virtually or by proxy and entitled to vote at the Annual Meeting is required to approve the compensation of our named executive officers. This proposal is considered a non-routine matter under applicable rules. A broker, bank or other nominee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes will have no effect on this proposal. Abstentions will be the equivalent of a vote “AGAINST” this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THE “EXECUTIVE COMPENSATION AND RELATED INFORMATION” SECTION, COMPENSATION TABLES AND NARRATIVE DISCUSSION SET FORTH IN THIS PROXY STATEMENT.

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PROPOSAL NO. 4:

TO APPROVE AN AMENDMENT TO THE 2016 PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED PURSUANT TO THE 2016 PLAN FROM 5,125,390 TO [●];

General

We are seeking stockholder approval of the amendment to increase the number of shares authorized to be issued pursuant to the 2016 Plan from 5,125,390 to [●] (the “Authorized Share Issuance Increase”). In determining the amount of the increase contemplated by the proposed amendment to the 2016 Plan, the Board has taken into consideration the desire to continue to retain the flexibility to issue awards that represent a reasonable percentage of our common stock issuable to plan participants when desired by the Board. As of the Record Date, there were approximately [●] shares of our common stock outstanding. Assuming the approval of this increase, the total number of shares of our common stock available for issuance under the 2016 Plan will be [●], which represents approximately [●]% of our common stock as calculated on a fully diluted basis as of the Record Date.

The purpose of this increase is to continue to be able to attract, retain and motivate executive officers and other employees and certain consultants. Upon stockholder approval, an additional [●] shares of our common stock will be reserved for issuance under the 2016 Plan, which will enable us to continue to grant equity awards to our officers, employees and consultants at levels determined by the Board to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving our business objectives and thereby creating greater value for all our stockholders.

Furthermore, we believe that equity compensation aligns the interests of our management and other employees with the interests of our other stockholders. We believe equity awards and option grants are a key component of our incentive compensation program and are critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on the long-term growth of our Company.

Set forth below is a summary of the principal features of the 2016 Plan. This summary does not purport to be complete and is qualified in its entirety by reference to the 2016 Plan attached hereto as Appendix A.

Summary of the 2016 Plan

Purposes of the 2016 Plan. The purposes of the 2016 Plan are to (a) enhance our ability to attract and retain the services of qualified employees, officers, directors, consultants and other service providers upon whose judgment, initiative and efforts the successful conduct and development of our business largely depends, and (b) provide additional incentives to such persons or entities to devote their utmost effort and skill to the advancement and betterment of our Company, by providing them an opportunity to participate in the ownership of our company and thereby have an interest in the success and increased value of our Company.

Shares Available. The 2016 Plan provides for the issuance of up to a total of 5,125,390 shares of our common stock, comprised of 4,500,000 shares of our common stock additional approved under the 2016 Plan, plus 625,390 additional shares transferred from our 2013 Stock Incentive Plan, which was terminated when the 2016 Plan was approved by our stockholders. Pursuant to the 2016 Plan, as of April [●], 2022, there were (a) options exercisable for [●] shares of our common stock with a weighted average exercise price of $[●] and a weighted average remaining term of [●] years outstanding, (b) unvested time-based restricted stock units covering [●] shares of our common stock outstanding, (c) unvested time-based restricted stock awards covering [●] shares of our common stock outstanding and (d) [●] shares of our common stock available for grant.

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In the event (i) all or any portion of any option granted under the 2016 Plan can no longer under any circumstances be exercised, (ii) any shares of our common stock issued under the 2016 Plan are reacquired by us or (iii) all or any portion of any restricted stock units granted under the 2016 Plan are forfeited or can no longer under any circumstances vest, the shares of our common stock allocable to the unexercised portion of such options, or the forfeited or unvested portion of such restricted stock unit or the shares so reacquired shall again be available for grant or issuance under the 2016 Plan. Notwithstanding the above, the following shares of our common stock may not again be made available for issuance as awards under the 2016 Plan: (i) shares of our common stock used to pay the exercise price related to outstanding options, (ii) shares of our common stock used to pay withholding taxes related to outstanding options or restricted stock units or any other full value awards or (iii) shares of our common stock that have been repurchased by us using the proceeds from any exercise of options.

The number of shares of our common stock available for grant under the 2016 Plan shall be reduced by one share of common stock for each share of common stock issued pursuant to the exercise to an option granted under the 2016 Plan. The number of shares of our common stock available for grant under the 2016 Plan shall be reduced by 1.85 shares of common stock for each share of common stock issued pursuant to any other equity awards granted under the 2016 Plan.

Options, restricted stock units and direct stock awards may be granted under the 2016 Plan. Options may be either “incentive stock options,” as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or non-qualified stock options.

Eligibility. Awards may be granted under the 2016 Plan to any employee, non-employee member of the Board, consultant or advisor who provides services to us or our subsidiaries, except for incentive stock options which may be granted only to our employees. As of the Record Date, approximately 26 employees, 4 consultants and 5 directors are eligible to participate in the 2016 Plan to the extent the 2016 Plan administrator, in its discretion, shall grant awards to them.

Administration. Generally, the 2016 Plan is administered by either the entire Board or a committee of the Board, which shall consist of at least two members of the Board, each of whom must qualify as a “non-employee director” under Rule 16b-3 under the Exchange Act, an “outside director” under Section 162(m) of the Code and an “independent director” under the Nasdaq Listing Rules; provided that the committee shall have the sole authority to administer the 2016 Plan with respect to all our officers and directors subject to the short-swing profit liabilities of Section 16 of the Exchange Act. Accordingly, the Compensation Committee shall act as the 2016 Plan administrator in accordance with the terms of its committee charter. The 2016 Plan administrator shall have the authority to determine the terms and conditions of awards, and to interpret and administer the 2016 Plan.

Awards to be Granted to Certain Individuals and Groups. The 2016 Plan administrator, in its discretion, selects the persons to whom awards may be granted, determines the type of awards, determines the times at which awards will be made, determines the number of shares subject to each such award (or the dollar value of certain performance awards), and determines the other terms and conditions relating to the awards. For this reason, it is not possible to determine the benefits or amounts that will be received by any particular person in the future.

Limits on Awards to Participants. No one person participating in the 2016 Plan may receive stock options, restricted stock units or direct stock awards for more than 750,000 shares of our common stock in the aggregate per calendar year.

Discretionary Option Awards. The 2016 Plan administrator may grant either non-qualified stock options or incentive stock options. A stock option entitles the recipient to purchase a specified number of shares of our common stock at a fixed price subject to terms and conditions set by the 2016 Plan administrator, including conditions for exercise that must be satisfied, which typically will be based on continued provision of services. The exercise price of stock options granted under the 2016 Plan cannot be less than 100% of the fair market value of our common stock on the date the option is granted. Fair market value of our common stock for purposes of the 2016 Plan is generally equal to the closing price of our common stock on the principal securities exchange on which our common stock is traded on the date the option is granted (or if there was no closing price on that date, on the last preceding date on which a closing price was reported).

The 2016 Plan permits payment of the exercise price of stock options to be made by cash or cash equivalents, shares of our common stock previously acquired by the underlying optionee, cancellation of indebtedness, waiver of compensation due for services rendered or to be rendered, any other form of legal consideration determined by the 2016 Plan administrator, or any combination of the foregoing. All options granted under the 2016 Plan expire no later than 10 years from the date of grant.

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Direct Stock Awards. Direct stock awards may be issued under the Stock Issuance Program (as defined in the 2016 Plan) either alone or in addition to other awards granted under the 2016 Plan. The 2016 Plan administrator determines the terms and conditions of direct stock awards, including the number of shares of common stock granted, and the conditions for vesting that must be satisfied, if any, which typically will be based on continued provision of services but may include a performance-based component. Unless otherwise provided in the award agreement, the holder of a restricted direct stock award will have the rights of a stockholder from the date of grant of the award, including the right to vote the shares of common stock and the right to receive distributions on the shares. Except as otherwise provided in the award agreement, any shares or other property (other than cash) distributed with respect to the award will be subject to the same restrictions as the award.

Discretionary Restricted Stock Unit Awards. The 2016 Plan provides that the 2016 Plan administrator may grant restricted stock units to Plan participants. A restricted stock unit entitles the recipient to receive upon settlement thereof a specified number of shares of our common stock subject to terms and conditions set by the 2016 Plan administrator. The restricted stock units will vest as prescribed by the 2016 Plan administrator. The 2016 Plan permits payment of the purchase price of restricted stock units, if any, to be made by cash or cash equivalents, shares of our common stock previously acquired by the underlying optionee, cancellation of indebtedness, waiver of compensation due for services rendered or to be rendered, any other form of legal consideration determined by the 2016 Plan administrator, or any combination of the foregoing.

Nontransferability of Awards. No award under the 2016 Plan, and no shares subject to awards that have not been issued or as to which any applicable restriction, performance or deferral period has not lapsed, is transferable other than (i) to a participant’s beneficiary upon death of such participant or (ii) by will or the laws of descent and distribution, except that non-statutory stock options, shares of stock and restricted stock units may be assigned in whole or in part during the participant’s lifetime to one or more members of such participant’s immediate family or to a trust established exclusively for such participant or one or more members of participant’s immediate family. In addition, incentive stock options may be exercised during the participant’s lifetime only by the participant, and other awards may be exercised during the participant’s lifetime only by the participant or the participant's estate, guardian or legal representative.

Minimum Vesting Requirements. The 2016 Plan provides that in no event shall awards granted under the 2016 Plan vest and become fully exercisable in less than twelve (12) months from the date such awards are granted, subject to certain limited exceptions.

Adjustments upon Change in Control or Hostile Take-Over. In the event of a Change in Control (as defined in the 2016 Plan) or Hostile Take-Over (as defined by the 2016 Plan), unless otherwise determined by the 2016 Plan administrator pursuant to the 2016 Plan: any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all awards outstanding under the 2016 Plan or may substitute similar stock awards for awards outstanding under the 2016 Plan (including but not limited to, awards to acquire the same consideration paid to our stockholders pursuant to the Change in Control/Hostile Take-Over), and any reacquisition or repurchase rights held by us in respect of common stock issued pursuant to awards may be assigned by us to the successor (or the successor’s parent company, if any), in connection with such Change in Control/Hostile Take-Over. A surviving corporation or acquiring corporation (or its parent) may choose to assume or continue only a portion of an award or substitute a similar stock award for only a portion of an award, or may choose to assume or continue the awards held by some, but not all participants. The terms of any assumption, continuation or substitution will be set by the Board. If either (x) a participant’s employment with us is terminated by us without Cause (as defined in the 2016 Plan), other than due to death or disability, or in the event a participant terminates his or her employment with Good Reason (as defined in the 2016 Plan), in either case within twelve months following a Change in Control/Hostile Take-Over, or (y) the participant voluntarily terminates his or her employment on his or her own initiative after the twelfth month but no later than the thirteenth month following a Change in Control/Hostile Take-Over, in either case of (x) or (y), then the vesting of such awards and the time when such awards may be exercised will be accelerated in full. Such vesting acceleration will occur on the date of termination of such participant’s service.

In the event of a Change in Control/Hostile Take-Over in which the surviving corporation or acquiring corporation (or its parent company) does not assume or continue such outstanding award or substitute similar stock awards for such outstanding awards, then with respect to awards that have not been assumed, continued or substituted, the vesting of such awards will be accelerated in full to a date prior to the effective time of such Change in Control/Hostile Take-Over (contingent upon the effectiveness of the Change in Control/Hostile Take-Over) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control/Hostile Take-Over), and such awards will terminate if not exercised (if applicable) at or prior to the effective time of the Change in Control/Hostile Take-Over, and any reacquisition or repurchase rights held by us with respect to such awards will lapse (contingent upon the effectiveness of the Change in Control/Hostile Take-Over).

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Notwithstanding the foregoing, in the event an award will terminate if not exercised prior to the effective time of a Change in Control/Hostile Take-Over, the Board may provide, in its sole discretion, that the holder of such award may not exercise such award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the participant would have received upon the exercise of the award immediately prior to the effective time of the Change in Control/Hostile Take-Over (including, at the discretion of the Board, any unvested portion of such award), over (B) any exercise price payable by such holder in connection with such exercise. For clarity, this payment may be zero if the value of the property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of common stock in connection with the Change in Control/Hostile Take-Over is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

Adjustments upon Changes in Capitalization. If any change is made to our common stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting our outstanding shares of common stock without our receipt of consideration, appropriate adjustments shall be made by the 2016 Plan administrator to: (i) the maximum number and/or class of securities issuable under the 2016 Plan; (ii) the maximum number and/or class of securities for which any one person may be granted stock options, restricted stock units, direct stock issuances or share right awards under the 2016 Plan per calendar year; (iii) the number and/or class of securities and the exercise price per share in effect under the 2016 Plan and (iv) the number and/or class of securities and purchase price per share in effect under each outstanding restricted stock units under the 2016 Plan. Such adjustments to the outstanding options and restricted stock units are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options. The adjustments determined by the 2016 Plan administrator shall be final, binding and conclusive.

Termination of Employment. The 2016 Plan administrator will determine and set forth in the award agreement whether any awards will continue to be exercisable, and the terms of such exercise, on and after the date the participant ceases to be employed by, or to otherwise provide services to, us, whether by reason of death, disability, voluntary or involuntary termination of employment or service, or otherwise, but in no event shall any unvested awards vest after the date the participant ceases to be employed by, or otherwise provide services to, us.

Amendment and Termination. The 2016 Plan may be amended or terminated by the 2016 Plan administrator, except to the extent that by applicable law, regulation or rule of a stock exchange requires stockholder approval for any amendment to the 2016 Plan, which shall not be effective without such approval. No amendment or termination may materially impair a participant’s rights under an award previously granted under the 2016 Plan without the written consent of the participant.

The 2016 Plan will expire on the 10th anniversary of the date of its approval by shareholders, except with respect to awards then outstanding, and no further awards may be granted thereafter.

Federal Income Tax Consequences. The following discussion summarizes certain federal income tax considerations of awards under the Plan. However, it does not purport to be complete and does not describe the state, local or foreign tax considerations or the consequences for any particular individual.

We intend, and this summary assumes, that all awards granted under the Plan either will be exempt from or will comply with the requirements of Section 409A of the Code, or Section 409A, regarding nonqualified deferred compensation such that its income inclusion and tax penalty provisions will not apply to the participants. The Plan and any awards made under the Plan will be administered consistently with this intent. In any case, a participant will be solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on a participant in connection with awards (including any taxes and penalties under Section 409A) and we will have no obligation to indemnify or otherwise hold a participant harmless from any such taxes or penalties.

New Plan Benefits

Future awards to our employees and directors are discretionary. Therefore, the benefits that may be received by our employees and directors if our stockholders approve the amendment to the 2016 Plan cannot be determined at this time. In addition, because the value of the common stock issuable under certain aspects of the 2016 Plan will depend upon the fair market value of our common stock at future dates, it is not possible to determine exactly the benefits that might be received by additional participants under the 2016 Plan.

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Required Vote

Adoption of the Authorized Share Issuance Increase would require the affirmative vote of a majority of outstanding shares of our capital stock present virtually or by proxy at the Annual Meeting and entitled to vote on these proposals at the Annual Meeting. This proposal is considered a non-routine matter. As a result, a bank, broker, or other nomiee may not vote without instructions on this matter, so there may be broker non-votes in connection with this proposal. Broker non-votes, if any, will have no effect on the result of the vote on this proposal. Abstentions will have the same effect as votes “AGAINST” the Authorized Share Increase.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO AMEND THE 2016 PLAN TO INCREASE THE TOTAL NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED FROM 5,125,390 TO [●].

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PROPOSAL NO. 5:

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF OUR CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDERS TO ACT BY WRITTEN CONSENT

General

Our Board has unanimously approved and recommends that our stockholders approve an amendment to the Second Amended and Restated Certificate of Incorporation (the “Charter”) to enable stockholders who comply with the applicable requirements and procedures set forth in our Charter to act by written consent (the “Written Consent Amendment”). Our Board has recommended that stockholders vote in favor of the Written Consent Amendment and has approved conforming changes to our Third Amended and Restated Bylaws (the “Written Consent Bylaw Amendment”) that will become effective upon the effectiveness of the Written Consent Amendment.

The text of the Written Consent Amendment is contained in Appendix B to this Proxy Statement. The Board has also approved, subject to the effectiveness of the Written Consent Amendment, the Written Consent Bylaw Amendment. The proposed Written Consent Bylaw Amendment is contained in Appendix C. Stockholders should review both Appendices B and C, which are incorporated herein by reference, together with the Company’s existing Charter, which is included as an exhibit to the Company’s Annual Report on Form 10-K filed with the SEC.

Our Board is committed to strong corporate governance and believes in maintaining policies and practices that serve the best interests of all stockholders. Currently, the Charter does not permit stockholder action by written consent. Consistent with the Board’s track record of taking proactive measures to enhance stockholder rights and commitment to maintaining exemplary corporate governance practices, as discussed elsewhere in this Proxy Statement, the Board believes that it is in the best interests of the Company and its stockholders to approve an amendment to the Charter to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Written Consent Amendment.

The Written Consent Amendment

The Written Consent Amendment, if approved by stockholders, would replace Section 3 of Article VI of the Charter in its entirety as follows:

“Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.”

The Written Consent Amendment would not amend any other provisions of the Charter.

The Written Consent Bylaw Amendment

The Board determined that it would be in the best interests of the Company and its stockholders to set forth certain procedures in order to ensure an orderly and transparent written consent process. Accordingly, the Board approved the Written Consent Bylaw Amendment in order to set forth certain procedural and informational requirements in connection with stockholders’ ability to exercise this right, including that a stockholder must submit a written request to the Board to set a record date for purposes of determining stockholders entitled to consent to corporate action in writing without a meeting, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board, and which date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board. In addition, such written request must contain certain information regarding the requesting stockholder and the proposed action to be taken by written consent, including the name and address of the requesting stockholder and the beneficial owners, if any, on whose behalf such request is made and the class and number of shares of capital stock of the corporation which are owned beneficially and of record by such stockholder and any such beneficial owner, and a description of the corporate action desired to be authorized or taken and the reasons of each such stockholder and any such beneficial owner for authorizing or taking such corporate action.

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Required Vote

Adoption of the Written Consent Amendment would require the affirmative vote of a majority of the voting power of the capital stock entitled to vote thereon. Abstentions will have the same effect as votes against the Written Consent Amendment.

If the Written Consent Amendment is approved by the stockholders, then such amendment will become effective upon filing of a Certificate of Amendment setting forth the Written Consent Amendment with the Delaware Secretary of State, which filing will be completed promptly after the Annual Meeting. The Written Consent Bylaw Amendment will become effective upon the effectiveness of the Written Consent Amendment. If the Written Consent Amendment is not approved and adopted by the stockholders, stockholders will not be permitted to act by written consent and the Written Consent Bylaw Amendment will not become effective.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE WRITTEN CONSENT AMENDMENT.

OTHER MATTERS

We know of no other matters to be submitted to the stockholders at the Annual Meeting. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the shares they represent as the Board may recommend.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information known to us with respect to the beneficial ownership of our common stock as of the Record Date, by (i) all persons known to us to beneficially own five percent (5%) or more of our common stock, (ii) each of our directors, (iii) each of our named executive officers as identified in the “Summary Compensation Table” of the “Executive Compensation and Related Information” section of this Proxy Statement, and (iv) all directors and executive officers as a group.

Beneficial Owner	Common Stock, Restricted Stock and Restricted Stock Units	Shares of Common Stock Issuable Upon Exercise of Options	Amount of Direct Beneficial Ownership of Common Stock	Amount of Indirect Beneficial Ownership of Commons Stock		Percent of Class(1)
Named Executive Officers(2):
Clifford Press(3)	488,462	–	38,462	–		*
Lawrence Wesley Golby(4)	245,000	362,500	152,500	6,700	(5)	*
Marc W. Booth(6)	319,684	362,500	327,184	–		*
Richard Rosenstein(7)	191,900	225,000	96,734	–		*
Jason W. Soncini(8)	123,500	168,750	52,250			*
Directors:
Maureen O’Connell	160,575	–	160,575	–		*
Katharine Wolanyk	135,575	–	135,575	–		*
Isaac T. Kohlberg	4,418	–	4,418	–		*
Jonathan Sagal	97,343	–	67,343	–		*
All Directors and Executive Officers as a Group (eight persons)	1,766,457	1,118,750	1,035,041	6,700		2.23%

* Represents beneficial ownership less than 1.0%.

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_______________________________

(1)	The percentage of shares beneficially owned is based on [ ] shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under the rules and regulations of the SEC. Shares of common stock that may be acquired within 60 days after the Record Date, pursuant to the exercise of options, warrants or other rights, are deemed to be outstanding and beneficially owned by the person holding such securities for the purpose of computing the number of shares beneficially owned and the percentage ownership of such person, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and subject to applicable community property laws, we believe that such persons have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them.
(2)	The address for each of our directors and executive officers is our principal executive office located at Acacia Research Corporation, 767 Third Avenue, Suite 602, New York, NY 10017.
(3)	Mr. Press holds 450,000 restricted stock units (“RSUs”) which will vest on September 22, 2022 if certain performance objectives based on absolute rates of return with respect to the Company's common stock are achieved by that date. These RSUs do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.
(4)	Mr. Golby holds 45,000 RSUs and an option to purchase 112,500 shares of common stock which vest in equal installments over a three-year period until the Company’s 2024 Annual Meeting of Stockholders, 30,000 of such RSUs and 75,000 of the shares subject to such option do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership; 100,000 RSUs and an option to purchase 250,000 shares of common stock granted on March 8, 2022 which vest in equal installments over a three-year period measured from the grant date, none of which vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.
(5)	These shares are held in trusts for the benefit of Mr. Golby’s minor children and for which Mr. Golby is an investment advisor.
(6)	Mr. Booth holds 45,000 RSUs and an option to purchase 112,500 shares of common stock that will vest in equal installments over a three-year period until the Company’s 2024 Annual Meeting of Stockholders. 30,000 of these RSUs and 75,000 of the shares subject to the option do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership. On March 8, 2022, Mr. Booth was granted 100,000 RSUs and an option to purchase 250,000 shares of common stock which will vest in equal installments over a three-year period measured from the grant date. None of these RSUs or shares subject to the option will vest within 60 days of the Record Date, 2022 and are therefore excluded from beneficial ownership.
(7)	Mr. Rosenstein holds 76,900 RSUs which were granted in 2020 and vest in equal installments over a three-year period through June 4, 2023, 57,666 of which do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership; holds 45,000 RSUs and an option to purchase 112,500 shares of common stock which will vest in equal installments over a three-year period through the Company’s 2024 Annual Meeting of Stockholders; 30,000 of such RSUs and 75,000 of the shares subject to option do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership; was granted 45,000 RSUs and an option to purchase 112,500 shares on March 8, 2022 which will vest in equal installments over a three-year period measured from the grant date, none of which vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.
(8)	Mr. Soncini holds 45,000 RSUs which vest in equal installments over a three-year period through March 16, 2024, 30,000 of which do not vest within 60 days following of the Record Date and are therefore excluded from beneficial ownership; 22,500 RSUs and an option to purchase 56,250 shares of common stock which will vest over a three-year period through the Company’s 2024 Annual Meeting of Stockholders, 15,000 of such RSUs and 37,500 of the shares subject to such option do not vest within 60 days of the Record Date and are therefore excluded from beneficial ownership; 45,000 RSUs and an option to purchase 112,500 shares of common stock granted on March 8, 2022 which will vest in equal installments over a three-year period measured from the grant date, none of which vest within 60 days of the Record Date and are therefore excluded from beneficial ownership.
(9)	The amount beneficially owned by the executive officers and directors as a group consists of an aggregate of 1,035,041 shares of our common stock.

Amount and Nature of Beneficial

Ownership of Greater than 5% Holders of Common Stock

Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total	Percent of Class(1)
Greater than 5% Stockholders:
BlackRock, Inc.(2)	3,323,277	–	3,371,746	–	3,371,746	3,371,746	7.26%
Invesco Ltd.(3)	2,585,291	–	2,591,409	–	2,591,409	2,591,409	5.58%

____________________

(1)	The percentage of shares beneficially owned is based on [ ] shares of our common stock outstanding as of the Record Date. Beneficial ownership is determined under rules and regulations of the SEC.
(2)	The information reported is based solely on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 1, 2022. According to the Schedule 13G/A, the address for BlackRock Inc. is 55 East 52nd Street, New York, New York 10055.
(3)	The information reported is based solely on a Schedule 13G/A filed with the SEC by Invesco Ltd. on February 9, 2022. According to the Schedule 13G/A, the address for Invesco Ltd. is 1555 Peachtree Street NE, Suite 1800, Atlanta, GA 30309.

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Amount and Nature of Beneficial

Ownership of Greater than 5% Holders of Series A Preferred Stock

Beneficial Owner	Sole Voting Power	Shared Voting Power	Sole Dispositive Power	Shared Dispositive Power	Aggregate Ownership	Total	Percent of Class(1)
Greater than 5% Stockholders:
Starboard Value LP(2)	[ ](3)	–	350,000	–	350,000	350,000	100.00%

____________________

(1)	The percentage of shares beneficially owned is based on 350,000 shares of Series A Preferred Stock outstanding as of the Record Date. Beneficial ownership is determined under rules and regulations of the SEC.
(2)	These securities are held by various managed accounts and funds to which Starboard Value serves as the investment manager, including, without limitation, Starboard Value and Opportunity S LLC, Starboard Value and Opportunity C LP, Starboard Value and Opportunity Master Fund L LP, Account Managed by Starboard Value LP, Starboard Value and Opportunity Master Fund Ltd, and Starboard X Master Fund Ltd. Starboard Value also serves as the manager of Starboard Value and Opportunity S LLC. Starboard Value R LP acts as the general partner of Starboard Value and Opportunity C LP. Starboard Value L LP acts as the general partner of Starboard Value and Opportunity Master Fund L LP. Starboard Value GP LLC (“Starboard Value GP”) acts as the general partner of Starboard Value. Starboard Principal Co LP (“Principal Co”) acts as a member of Starboard Value GP. Starboard Principal Co GP LLC (“Principal GP”) acts as the general partner of Principal Co. Each of Jeffrey C. Smith and Peter A. Feld acts as a member of Principal GP and as a member of each of the Management Committee of Starboard Value GP and the Management Committee of Principal GP. Each of the foregoing disclaims beneficial ownership of these securities except to the extent of its or his pecuniary interest therein.
(3)	Represents the voting power of the Series A Preferred Stock calculated on an as-converted basis, based on a conversion price of $3.65.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

Executive Summary

This narrative discussion of our named executive compensation program is intended to assist your understanding of, and to be read in conjunction with, the Summary Compensation Table and related disclosures set forth below. We are a smaller reporting company, and therefore, we are eligible to comply with the executive compensation disclosure rules applicable to a smaller reporting company as defined in applicable SEC rules and regulations.

For the 2021 fiscal year, our named executive officers were as follows:

•	Clifford Press, our Chief Executive Officer & President
•	Lawrence Wesley Golby, our Chief Investment Officer
•	Marc W. Booth, our Chief Intellectual Property Officer
•	Richard Rosenstein, our Chief Financial Officer
•	Jason W. Soncini, our General Counsel
•	Alfred V. Tobia, Jr., our former President and Chief Investment Officer (resigned September 9, 2021)

Overview and Objectives of Our Executive Compensation Program

We seek through our executive compensation program to align our executive officers' interests and motivations with those of our stockholders by rewarding both short and long-term objectives. Overall compensation of our executive officers should provide a competitive level of total compensation that enables us to attract, retain and incentivize highly qualified executive officers with the background and experience necessary to lead the company and achieve its business goals.

We view 2021 as one of evolution and progress as we continue to transition away from our legacy businesses. When considering compensation for our executives in 2021 we determined that our executives were able to achieve a number of key strategic objectives, including expanding our strategic partnership with Starboard and building out the Company’s strategic platform. As the Company continues to grow and evolve the Compensation Committee and Board intends to review and modify our compensation policies to ensure that we attract, motivate and retain highly skilled employees to execute on our strategic objectives.

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Base Salary

The base salaries of our named executive officers in fiscal year 2021 were:

Name of Executive	Position	Base Salary ($)
Clifford Press	Chief Executive Officer & President	475,000
Lawrence Wesley Golby(1)	Chief Investment Officer	415,000
Marc W. Booth	Chief Intellectual Property Officer	425,000
Richard Rosenstein	Chief Financial Officer	425,000
Jason W. Soncini(2)	General Counsel	430,000
Alfred V. Tobia, Jr.(3)	Former President and Chief Investment Officer	475,000

__________________________________

(1)	Mr. Golby was appointed Chief Investment Officer, effective March 10, 2022. Previously, Mr. Golby had served as the Director of Research of the Company.
(2)	Mr. Soncini was appointed General Counsel, effective March 16, 2021.
(3)	Mr. Tobia resigned on September 9, 2021.

Annual Incentive Compensation

In determining whether our executives were eligible for a bonus in fiscal year 2021, our Compensation Committee considered each officer’s performance in in achieving the company’s strategic objectives during 2021, the stock price performance of the Company and the total compensation of each executive officer. Accordingly, the Compensation Committee awarded the following cash awards to our named executive officers in fiscal year 2021:

Named Executive Officer	Discretionary Bonus ($)
Clifford Press(1)	712,500
Lawrence Wesley Golby(2)	622,500
Marc W. Booth(3)	212,500
Richard Rosenstein(4)	283,200
Jason W. Soncini (5)	150,500
Alfred V. Tobia, Jr.(6)	–

_____________________

(1)	Mr. Press was paid a bonus equal to 150% of his annual salary. Mr. Press met the targets established in his Employment Agreement (as defined below) to earn a bonus in the amount equal to 150% of his annual salary.
(2)	Mr. Golby was paid a bonus equal to 150% of his annua salary. Mr. Golby met the targets set by the Board to earn a bonus in the amount of 150% of his annual salary.
(3)	Mr. Booth was paid a bonus equal to 50% of his annual salary. Mr. Booth met the targets set by the Board to earn a bonus in the amount of 50% of his annual salary.
(4)	Mr. Rosenstein was paid a bonus equal to 50% of his annual salary. Mr. Rosenstein met the targets set by the Board to earn a bonus in the amount of 50% of his annual salary.
(5)	Mr. Soncini was paid a bonus equal to 35% of his annual salary. Mr. Soncini met the targets set by the Board to earn a bonus in the amount of 35% of his annual salary.
(6)	Mr. Tobia resigned on September 9, 2021 and did not receive a discretionary bonus for 2021.

Equity Compensation

To align compensation with long term performance, our equity compensation plan allows for the grant of stock options, restricted stock units and restricted stock awards to our named executive officers and other employees. Each named executive officer is eligible to be considered for an annual equity award.

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The chart below shows the number of equity grants to our named executive officers during the 2021 fiscal year.

Name	Restricted Stock Units	Restricted Stock Awards	Number of Fair Market Priced Options
Clifford Press	–	–	–
Lawrence Wesley Golby(1)(2)(3)	45,000	80,000	112,500
Marc W. Booth(1)(2)	45,000	–	112,500
Richard Rosenstein(1)(2)	45,000	–	112,500
Jason W. Soncini(2)(4)	67,500	–	56,250
Alfred V. Tobia, Jr.	–	–	–

_________________________

(1)	The RSUs vest in equal installments over a three-year period through the Company’s 2024 Annual Meeting of Stockholders.
(2)	The shares of common stock subject to the options vest in equal installments over a three-year period through the Company’s 2024 Annual Meeting of Stockholders.
(3)	The restricted stock awards vest in three equal installments on each of August 1, 2021, August 1, 2022 and August 1, 2023.
(4)	45,000 of the RSUs vest in equal installments over a three-year period beginning from the grant date. 22,500 of the RSUs vest in equal installments over a three-year period through the Company’s 2024 Annual Meeting of Stockholders.

Employee Benefits and Perquisites

Our named executive officers participate in the employee benefits programs we provide to all of our employees, including medical, dental, vision, life, and disability insurance, to the same extent made available to other employees, subject to applicable law. There are no additional benefits or perquisites applicable exclusively to any of the named executive officers, except that our Chief Executive Officer, President and Chief Investment Officer, Chief Financial Officer, General Counsel and Chief IP Officer received additional medical insurance benefits.

Employment Agreements

Mr. Press

Mr. Press has entered into an Employment Agreement (the “Employment Agreement”) with the Company and Acacia Research Group LLC, the Company’s primary operating subsidiary (“ARG”), pursuant to which he has agreed to devote substantially all of his working time and efforts to Acacia's business. Pursuant to the terms of the Employment Agreement, Mr. Press (i) is entitled to receive an annual salary of $475,000 (subject to increase), (ii) is eligible to receive an annual bonus to be determined by the Compensation Committee in accordance with annual performance objectives established by the Compensation Committee on an annual basis, (iii) received an initial grant of restricted stock units (the “Initial Equity Grant”), having a grant date fair value of $650,000, that will vest based on the achievement of certain performance objectives based on absolute rates of return with respect to the Company’s common stock at the end of a three-year period, and (iv) received a one-time payment of $350,000 as an inducement to their accepting their positions with the Company. Additionally, Mr. Press has the right to purchase up to 7.5 percent of the Company’s common stock and the Company will take such actions as may be necessary to permit such purchases under the Company’s Tax Benefits Preservation Plan. Further, Mr. Press has forfeited 43,478 restricted stock awards that he received in 2019 in connection with his service as a member of the Board. Under his Employment Agreement, Mr. Press has agreed to be subject to and comply with the Company’s policies related to their outside business activities.

The Employment Agreement provides for certain payments to Mr. Press upon termination by the Company without Cause or upon resignation by his for Good Reason (as such terms are defined in the Employment Agreement). Upon termination by the Company for Cause or upon the resignation by Mr. Press without Good Reason, Mr. Press is entitled to receive payment for (i) any earned but unpaid salary, (ii) any earned but unused vacation time, (iii) reimbursement for business expenses incurred but not yet paid, and (iv) any other payments or benefits to which he may be entitled (collectively, the “Accrued Obligations”).

Upon termination by the Company without Cause or resignation for Good Reason, Mr. Press is entitled to receive, in addition to the Accrued Obligations, (i) a severance payment equal to 1.5 times his annual salary (or two times the sum of his annual salary and target bonus if such termination occurs within one year of a change in control of the Company), (ii) a pro-rated portion of the target bonus payable with respect to the year in which the date of termination occurs (the “Pro Rata Bonus”), and (iii) payment by the Company of the Company’s portion of the premiums for any health plan benefits for his and his eligible dependents for a period of 18 months (the “Health Benefits”). In addition, if such termination occurs within one year following a change in control of the Company, all RSUs under the Initial Equity Grant will be deemed to have fully vested.

Upon termination by the Company by reason of death or disability of Mr. Press, Mr. Press is entitled to receive, in addition to the Accrued Obligations, the Pro Rata Bonus and the Health Benefits.

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Mr. Golby

Mr. Golby entered into an Employment Agreement (the “Golby Employment Agreement”) with ARG. Pursuant to the terms of the Golby Employment Agreement, Mr. Golby (i) is entitled to receive an annual salary of $415,000 (ii) is eligible to receive an annual bonus in an amount ranging from 100-150% of his annual salary with a target of 100%, to be determined by the Board or the Compensation Committee, and (iii) received an initial grant (the “Initial Equity Grant”) of restricted stock awards, having a grant date fair value of $443,200, where one-third of the grant will vest in three equal annual installments over a three-year period.

Mr. Golby’s employment may be terminated by the Company or Mr. Golby at any time. Upon termination by the Company, Mr. Golby will be entitled to (i) payment of his annual salary earned up to an including the effective date of termination; (ii) payment for any accrued and unused vacation pay earned as of the effective date of termination; and (iii) payment of any approved expenses incurred on behalf of the Company as of the effective date of termination, to the extent such expenses were previously approved and are consistent with the Company’s policies.

Notwithstanding the above termination clause, in the event that Clifford Press is terminated for any reason or no reason and as a result Mr. Golby resigns and leaves the Company within 30 days of the later of such terminations (such resignation and departure, the “Key Man Resignation”): (i) payments in an amount equal to six months’ of annual salary on regularly scheduled pay dates in accordance with the Company’s ordinary pay practices, and (ii) accelerated vesting of 50% of any unvested shares of restricted stock granted under the Initial Equity Grant that remain outstanding at the time of the Key Man Resignation.

Mr. Booth

Mr. Booth entered into an Employment Agreement (the “Amended Employment Agreement”) with the Company and ARG. Pursuant to the terms of the Amended Employment Agreement, Mr. Booth (i) is entitled to receive an annual salary of $425,000, (ii) is eligible to receive an annual bonus in an amount ranging from 25-75% of his annual salary, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis. The Amended Employment Agreement does not include any severance payments or change in control bonuses.

Mr. Rosenstein

Mr. Rosenstein has entered into an Employment Agreement (the “CFO Employment Agreement”) with the Company and ARG. Pursuant to the terms of the CFO Employment Agreement, Mr. Rosenstein (i) is entitled to receive an annual salary of $425,000, (ii) is eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board in accordance with annual performance objectives established by the Board on an annual basis, (iii) received an initial grant of restricted stock units, having a grant date fair value of $275,935, where one-third of the grant will vest annually over a three-year period.

The CFO Employment Agreement provides for certain payments to Mr. Rosenstein upon termination by the Company without Cause or upon resignation by them for Good Reason (as such terms are defined in the Employment Agreements) subject to Mr. Rosenstein’s (i) execution and non-revocation of a general release of claims in a form acceptable to the Company within 55 days following the date of termination and (ii) compliance with the provisions of the CFO Employment Agreement. In such an event, Mr. Rosenstein will be entitled to continued payment of his annual salary for a period of 12 months following the date of termination.

Mr. Soncini

Mr. Soncini entered into an Employment Agreement (the “GC Employment Agreement”) with ARG. Pursuant to the terms of the GC Employment Agreement, Mr. Soncini (i) is entitled to receive an annual salary of $430,000 (ii) is eligible to receive an annual bonus in an amount ranging from 25-100% of his annual salary with a target of 50%, to be determined by the Board or the Compensation Committee, and (iii) received an initial grant (the “Initial Equity Grant”) of restricted stock units, having a grant date fair value of $274,950, where one-third of the grant will vest in three equal annual installments over a three-year period.

Mr. Soncini’s employment may be terminated by the Company or Mr. Soncini at any time upon 30 days’ written notice. Upon termination by the Company without Cause (as defined in the GC Employment Agreement) (and other than by reason of disability) or resignation for Good Reason (as defined in the Employment Agreement), Mr. Soncini will be entitled to (i) continued payment of his base salary for 90 days following the date of termination or resignation, as the case may be (the “Termination Date”), (ii) any unpaid expense reimbursements, (ii) any vested benefits, (iii) any earned but unpaid base salary, and (iv) any earned but unpaid annual bonus for the prior fiscal year. In the event the Termination Date occurs within twelve months of the effective date of the Employment Agreement, an additional number of RSUs underlying the Initial Equity Grant will become immediately vested such that an aggregate of 20,000 RSUs underlying the Initial Equity Grant will be vested as of the Termination Date.

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Other than as set forth above, we do not have any employment agreements or other compensatory plans, contracts, or arrangements of any kind with our named executive officers (collectively, “Other Employment Agreements”) which contain excise tax gross up provisions, guaranteed payment provisions, single trigger change in control provisions, guaranteed escalator provisions, or multi-year terms with auto renewal features. All Other Employment Agreements with our named executive officers may be terminated by either party for any reason upon thirty days’ advance notice. Upon termination without cause, the named executive officer will be eligible for payment pursuant to the terms of the Other Employment Agreement. In addition, the named executive officer is eligible for an annual incentive award equal to a percentage of his or her base salary, payable at the discretion of the Compensation Committee and in accordance with the compensation parameters described herein. The award is based upon personal performance, overall company performance and other factors as detailed above that the Compensation Committee considers. Our Other Employment Agreements do not provide for the payment of any excise tax gross-up amounts.

Other than as otherwise set forth above, we do not have any agreement or arrangement with any named executive officer relating to a change in control of our company other than any provisions for the accelerated vesting of stock awards in their respective stock award agreements as set forth in our employment agreements with the named executive officer.

Other Compensation Policies

Clawback Policy

If we are required, as a result of misconduct, to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws, our executive officers, including named executive officers, may be legally required to reimburse us for any bonus or other incentive-based or equity-based compensation they received as a result of the material noncompliance.

Stock Ownership Guidelines

In 2021, our Board adopted Stock Ownership Guidelines requiring that all directors and executive officers, including our named executive officers, own a significant ownership interest in our common stock, subject to a phase-in period, in order to align their interests with those of our stockholders. The policy requires that our directors own equity valued at a multiple of his or her base annual cash retainer and executive officers own equity valued at a multiple of his base salary as follows:

•	5X for the Chief Executive Officer and the President;
•	3X for all other employees with a “Chief” or “Executive Vice President” title and members of the Board; and
•	1X for any other “executive officers” not addressed above.

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Summary Compensation

The following table sets forth information concerning all cash and non-cash compensation earned for services rendered in all capacities to us during the last fiscal year for our named executive officers.

SUMMARY COMPENSATION TABLE

Name and Principal Position(s)	Year	Salary ($)	Bonus ($)(1)	Option Awards(2)	Stock Units ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(6)	Total ($)
Clifford Press	2021	475,000	–	–	–	712,500	–	16,160	1,203,660
Chief Executive	2020	475,000	–	–	–	712,500	–	12,924	1,200,424
Officer & President

Wesley Golby	2021	415,000	–	–	262,800	622,500	–	9,120	1,752,620
Director of Research	2020	159,615	–	–	–	172,900	–	–	332,515

Marc W. Booth	2021	425,000	–	–	262,800	212,500	–	7,736	908,036
Chief IP Officer	2020	387,788	10,000	–	–	318,750	–	–	1,103,539

Richard Rosenstein	2021	425,000	–	–	262,800	283,200	–	16,160	987,160
Chief Financial	2020	238,654	10,000	–	275,935	425,000	–	74,000	1,023,589
Officer(4)

Jason Soncini	2021	345,654	–	–	406,350	150,500	–	12,488	914,992
General Counsel	2020	–	–	–	–	–	–	–	–

Alfred V. Tobia, Jr(5)	2021	345,288	–	–	–	–	–	11,936	357,224
Former Chief	2020	475,000	–	–	–	712,500	–	12,924	1,200,424
Investment Officer & President

____________________

(1)	The amounts shown for Messrs. Rosenstein and Booth represent a discretionary bonus received in connection with Messrs. Rosenstein and Booth’s contributions toward the Company’s achievement of certain strategic objectives during the fiscal year ended December 31. 2020.
(2)	Stock awards consist of restricted stock awards. Stock Units consist of restricted stock units. Amounts shown do not reflect compensation actually received by the named executive officer. Instead, the amounts shown represent the aggregate grant date fair value related to equity-based awards granted to the named executive officers during the years indicated, as determined, for financial statement purposes, pursuant to ASC Topic 718. The method used to calculate the aggregate grant date fair value of equity-based awards is set forth under Notes 2 and 15 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
(3)	Represents incentive payments made pursuant to our cash incentive compensation program and other discretionary bonuses.
(4)	Mr. Rosenstein was engaged as a consultant to the Company from April 1, 2020 – May 28, 2020. Compensation Mr. Rosenstein received as part of his consulting agreement with the Company is listed in All Other Compensation.
(5)	Mr. Tobia was employed by the Company as President and Chief Investment Officer from September 3, 2019 through September 9, 2021. Payments he received upon termination are listed in All Other Compensation.
(6)	The amounts shown for Messrs. Press, Rosenstein, Booth, Soncini, Golby and Tobia represent payments for additional medical insurance benefits.

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Executive Officers

The table below provides information concerning our executive officers as of the date of this Proxy Statement.

Name	Age	Positions with the Company
Clifford Press	68	Chief Executive Officer & President
Martin McNulty, Jr.	44	Chief Operating Officer and Head of M&A
Lawrence Wesley Golby	50	Chief Investment Officer
Marc W. Booth	64	Chief Intellectual Property Officer
Richard Rosenstein	57	Chief Financial Officer
Jason W. Soncini	45	General Counsel

Biography for Mr. Press can be found under the section entitled “Proposal No. 1 Election of Directors” above.

Martin McNulty, Jr. joined Acacia as Chief Operating Officer and Head of M&A on March 10, 2022. Prior to joining Acacia, Mr. McNulty was the Chief Executive Officer of Starboard Value Acquisition Corp (“SVAC”), where he led the transaction through which SVAC combined with Cyxtera Technologies Inc. (NASDAQ: CYXT) from June 2020 until August 2021. Mr. McNulty also served as a Managing Director of Starboard Value LP from June 2020 until joining Acacia. From September 2013 until May 2020, Mr. McNulty was a Managing Director and member of the investment committee at Starr Investment Holdings LLC, the direct private equity investment arm for C.V. Starr and Co., where he was responsible for sourcing, execution and portfolio management of investment opportunities in the business services and healthcare sectors with a focus on supporting market leading companies with superb leadership teams grow their businesses. Mr. McNulty has also served as Vice President at Metalmark Capital Holdings, LLC, a value-oriented middle market private equity fund focused on making investments in the healthcare, industrial, and energy sectors. From 2004 until 2007, Mr. McNulty was a Senior Associate at Sum Capital Partners, a value-oriented middle market private equity fund focused on making investments in business where its operational expertise could drive meaningful value in underperforming and turnaround situations. Mr. McNulty began his career in the Deals practice at PricewaterhouseCoopers and has served as a director or board observer of several private companies throughout his career. Mr. McNulty holds a B.B.A. in Business Administration from the University of Iowa.

Lawrence Wesley Golby, initially joined Acacia as Director of Research in August 2020. Prior to joining Acacia, Mr. Golby was a co-founder of and served as Portfolio Manager with Seven Canyons Advisors from January 2018 until December 2019. Mr. Golby also served as Director of Research at Fleckenstein Capital Inc. from 2014 until December 2017. Mr. Golby has also served as a partner and Portfolio Manager at S-Squared Technology, LLC, Director of Business Development at CollabNet, Inc., a cloud-based vendor of software development tools, and a Senior Analyst at Wells Fargo Capital Markets focusing on the Software and Internet sectors. Mr. Golby holds a B.S.B.A. in International Business from the University of Denver.

Marc W. Booth joined Acacia as its Chief Intellectual Property Officer in August 2018. Prior to joining Acacia, Mr. Booth served as the Executive Vice President, General Manager of ARG from 2013 to 2017. Mr. Booth had previously served as Vice President to Acacia from 2006 to 2013. Prior to originally joining Acacia, Mr. Booth’s career in design and development included positions as Senior Director Engineering of Powerwave Technologies; Vice President Engineering and CTO of Comarco Wireless Technologies and Vice President Engineering, Sony Corporation. Mr. Booth has over 10 years of experience in patent analysis/ licensing in areas such as semiconductor, telecommunications, consumer electronics and medical devices. He began his engineering career as a Masters Fellow at Hughes Aircraft Co. Display Systems Division. Mr. Booth holds a BS Physics from the University of California Riverside and an MSEE degree from the University of Southern California.

Richard Rosenstein joined Acacia as its Chief Financial Officer in May 2020.  Prior to this appointment, Mr. Rosenstein served in several chief financial officer roles, most recently as chief financial officer of CLEAR since 2017. Prior to joining CLEAR, he served as CFO at Independent Sports and Entertainment, a leading sports management and consulting agency, from January 2017 to August 2017, and as chief financial officer/ chief administrative officer at SFX Entertainment (now LiveStyle, inc.), the largest global producer of live events and digital entertainment content focused on electronic music, from October 2012 to December 2016.  Previous to SFX Entertainment, Mr. Rosenstein served as a research analyst covering the communications, media, and entertainment industries at firms including Goldman Sachs from 1995 to 2004, and Baron Capital from 2007 to 2012. Mr. Rosenstein has a BA in mathematics from the University of Pennsylvania and an MBA in finance from Columbia Business School.

Jason Soncini joined Acacia as its General Counsel in March 2021. From April 2017 until he joined Acacia, Mr. Soncini was employed at Shanda Group, a privately-owned multinational investment firm, initially as Deputy General Counsel and then as General Counsel. From October 2013 until April 2017, Mr. Soncini was an attorney at Kleinberg, Kaplan, Wolff & Cohen, P.C. Mr. Soncini began his legal career at Olshan Frome Wolosky LLP in 2006. Mr. Soncini holds a B.A. in Mathematics from the University of Michigan and received his J.D. from Northwestern University.

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2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table provides information, with respect to the named executive officers, concerning the outstanding equity awards of our common stock at the end of fiscal year 2021.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)	Date
									Grant	Fully Vested (1)
Clifford Press	–	–	–	–	[450,000]	[2,308,500]	–	–	9/3/2019	9/22/2022

Lawrence	–	–	–	–	53,333	273,598	–	–	5/10/2021	8/1/2023
Wesley Golby	–	112,500	–	5.84	45,000	230,850	–	–	8/23/2021	5/12/2024

Marc W. Booth	–	–	–	–	12,500	64,125	–	–	6/13/2019	5/8/2022
	–	–	–	–	50,000	256,500	–	–	6/18/2020	6/18/2023
	–	112,500	–	5.84	45,000	230,850	–	–	8/23/2021	5/12/2024
Richard Rosenstein	–	–	–	–	57,666	295,827	–	–	6/4/2020	6/4/2023
		112,500	–	5.84	45,000	230,850	–	–	8/23/2021	5/12/2024
Jason W.	–	–	–	–	45,000	230,850	–	–	3/16/2021	3/16/2024
Soncini	–	56,250	–	5.84	22,500	115,425	–	–	8/23/2021	5/12/2024

____________________

(1)	[Fully vested date assuming continued employment through the final vest date. The restricted stock units for Mr. Press vest only if certain performance objectives based on absolute rates of return with respect to the Company's common stock are achieved by September 22, 2022].
(2)	The fair market value of a share of our common stock is assumed to be $5.13, which was the closing price of our common stock on the Nasdaq Global Select Market on December 31, 2021, the last trading day of 2021.
(3)	Option Expiration Date assuming continued employment through the final vest date.

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EQUITY PLAN COMPENSATION PLAN INFORMATION

Equity Compensation Plan Information

The following table provides information with respect to shares of our common stock issuable under our equity compensation plans as of December 31, 2021:

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options (#)	(b) Weighted- average exercise price of outstanding options ($)	(c) Number of securities remaining available for future issuance under equity compensation plans (#) (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
2013 Acacia Research Stock Incentive Plan(1)	41,667	3.43	255,038
2016 Acacia Research Stock Incentive Plan(2)	513,750	5.79	2,160,007
Subtotal	555,417	5.61	2,415,045

____________________

(1)	The initial share reserve under the 2013 Plan, was 4,750,000 shares of our common stock. Column (a) excludes non-vested restricted stock awards and restricted stock units outstanding at December 31, 2021. In June 2016, 625,390 shares of common stock available for issuance under the 2013 Stock Plan were transferred into the 2016 Stock Plan.
(2)	The initial share reserve under the 2016 Plan was 4,500,000 shares plus 625,390 shares of common stock available for issuance under the 2013 Plan. No new additional shares will be added to the 2016 Plan without stockholder approval (except for shares subject to outstanding awards that are forfeited or otherwise returned to the 2016 Plan).

Certain Relationships and Related Transactions

We do not have a formal policy for review, approval or ratification of related party transactions required to be reported in this Proxy Statement. However, we have adopted a corporate Code of Conduct for Employees and Directors which applies to all of our employees, officers, and directors and a Code of Conduct for Chief Executive Officer and Other Senior Financial Officers additional code that specifically applies to our principal executive officer, principal financial officer and accounting officer and controller or persons performing similar functions. Each Code of Conduct provides obligations and prohibitions on any related party transactions which cause our employees, officers or directors to face a choice between what is in their personal interest and what is in our interest. The corporate Code of Conduct requires conflicts of interest which result from investments in companies doing business with us or in one of our competitors to be disclosed to our General Counsel or a member of the Audit Committee and approved by the Board. The corporate Code of Conduct requires employees, officers, and directors that are conducting our business with family members to disclose such transactions to our General Counsel or a member of the Audit Committee. Such transactions are generally prohibited unless approved by the Board.

We review the questionnaires completed by our directors and executive officers annually. If any related party transactions are reported, management reviews the transactions and consults with the Board. Since January 1, 2021, there has not been any transaction or series of similar transactions, or any currently proposed transactions, to which we were or are a party in which the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any director, nominee for director, executive officer, holder of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, apart from the following agreements and arrangements:

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Reimbursement to Former Officer. The Company reimbursed an aggregate amount of approximately $408,000 as of December 31, 2021 to a former officer in connection with legal fees incurred following such officer’s departure from the Company.

Indemnification Agreements with Directors and Officers. In addition to the indemnification provisions contained in our Certificate of Incorporation and Bylaws, each as amended to date, we have entered into separate indemnification agreements with each of our directors and officers. These agreements require us, among other things, to indemnify each such director or officer against expenses (including attorneys’ fees), damages, judgments, fines, penalties and settlements paid by such individual in connection with any action, suit or proceeding arising out of such individual’s status or service as our director or officer (other than liabilities with respect to which such individual receives payment from another source, arising in connection with certain final legal judgments, arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, or which we are prohibited by applicable law from paying) and to advance expenses incurred by such individual in connection with any proceeding against such individual with respect to which such individual may be entitled to indemnification by us.

Legal Proceedings with Directors

There are no legal proceedings related to any of the directors or director nominees which require disclosure pursuant to applicable SEC rules.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. We believe that, based on the written representations of our directors and officers, and the copies of reports filed with the SEC during the fiscal year ended December 31, 2021, our directors, officers and holders of more than 10% of our common stock complied with the requirements of Section 16(a) except that a Form 4 report was filed on day late on August 26, 2021 on behalf of each of Messrs. Booth, Rosenstein and Soncini.

Form 10-K

On March 31, 2022, we filed with the SEC an Annual Report on Form 10-K for the fiscal year ending December 31, 2021. A copy of our Annual Report on Form 10-K has been mailed concurrently with this Proxy Statement to all stockholders entitled to notice of and to vote at the Annual Meeting. The Annual Report on Form 10-K is not incorporated into this Proxy Statement and is not considered proxy solicitation material.

Householding

We have adopted a procedure, approved by the SEC, called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of this Notice of Annual Meeting and Proxy Statement and our Annual Report on Form 10-K, unless we are notified that one or more of these stockholders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you hold our stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at (949) 480-8300 or write to her at Acacia Research Corporation, 767 Third Ave., 6th Floor, New York, NY 10017.

If you participate in householding and wish to receive a separate copy of this Notice of Annual Meeting and Proxy Statement and any accompanying documents, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Upon your written or oral request, we will promptly deliver you a separate copy of this Notice of Annual Meeting and Proxy Statement and accompanying documents.

If you are a beneficial owner, you can request information about householding from your broker, bank or other holder of record.

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Stockholder Proposals for the 2023 Annual Meeting

Under Rule 14a-8 of the Exchange Act, any stockholder desiring to include a proposal in our Proxy Statement with respect to the 2023 Annual Meeting should arrange for such proposal to be delivered to our Corporate Secretary at 767 Third Avenue, 6th Floor, New York, New York, 10017 no later than December 1, 2022, in order to be considered for inclusion in our Proxy Statement relating to such annual meeting. Matters pertaining to such proposals, including the number and length thereof, and the eligibility of persons entitled to have such proposals included, are regulated by Rule 14a-8 of the Exchange Act, the rules and regulations of the SEC and other laws and regulations to which interested persons should refer.

In order for a stockholder proposal not intended to be subject to Rule 14a-8 (and thus not subject to inclusion in our Proxy Statement) to be considered “timely” within the meaning of Rule 14a-4 under the Exchange Act, and pursuant to our Bylaws, notice of any such stockholder proposals must be delivered to our Corporate Secretary in writing at 767 Third Avenue, 6th Floor, New York, New York 10017 not less than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the 2022 Annual Meeting, after which a proposal is untimely. In the event that the date of the 2023 Annual Meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the 2023 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2023 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting is first made by us. A stockholder’s notice to the Secretary must set forth for each matter proposed to be brought before the annual meeting (a) a brief description of the matter the stockholder proposes to bring before the meeting and the reasons for conducting such business at the meeting, (b) the name and address of the stockholder proposing such business, (c) the number of shares of our common stock which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

[ ], 2022	By Order of the Board of Directors,

Jennifer Graff
Corporate Secretary

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Appendix A

2016 Plan

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Appendix B

CERTIFICATE OF AMENDMENT OF

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF

ACACIA RESEARCH CORPORATION

Pursuant to Section 242 of the

General Corporation Law of the State of Delaware

Acacia Research Corporation (the “Corporation”), a corporation duly organized and validly existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation (the “Restated Certificate”) is hereby amended as follows:

Article VI, Section 3 of the Restated Certificate is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

SECTION 3. WRITTEN CONSENTS.

Any action required to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

SECOND: That thereafter, the holders of the necessary number of shares of capital stock of the Corporation gave their written consent in favor of the foregoing amendment in accordance with the provisions of Section 228 of the Delaware General Corporation Law.

THIRD: The foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.

[Signature page follows]

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by the undersigned duly authorized officer of the Corporation, on [______________].

ACACIA RESEARCH CORPORATION

By: /s/ Jennifer Graff

Jennifer Graff

Secretary

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 Proxy Card